A G R E E M E N T

                              entered into between

                     NEDCOR INVESTMENT BANK HOLDINGS LIMITED
                     ---------------------------------------
          (a company duly incorporated in the Republic of South Africa with its principal place of business at 1 Newtown Avenue,
                                   Killarney)
                        (Registration No. 1963/003972/06)

                                       and

                         NEDCOR INVESTMENT BANK LIMITED
                         ------------------------------
          (a company duly incorporated in the Republic of South Africa with its principal place of business at 1 Newtown Avenue,
                                   Killarney)
                        (Registration No. 1955/003181/06)

                                       and

                          TEMPLETON INTERNATIONAL, INC.
                          -----------------------------
           (a company incorporated in accordance with the laws of the
                                State of Delaware

          with its principal place of business at Suite 2100, 500 East
                                Broward Boulevard
                        Fort Lauderdale, Florida, 33394)
                          (Corporate File No. 230 9185)

                                       and

            FRANKLIN TEMPLETON ASSET MANAGEMENT (PROPRIETARY) LIMITED
            ---------------------------------------------------------
           (a company incorporated in accordance with the laws of the
              Republic of South Africa with its principal place of
                   business at Harrow Court, Isle of Houghton,
                            Boundary Road, Parktown)
                        (Registration No. 1997/009637/07)

                                       and

                        TEMPLETON GLOBAL ADVISORS LIMITED
                        ---------------------------------
           (a company incorporated in accordance with the laws of the
             Commonwealth of the Bahamas with its principal place of
                    business at Lyford Cay, Nassau, Bahamas)
                             (Reference No. 38,984)


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                                TABLE OF CONTENTS

CLAUSE NO.              DESCRIPTION                         PAGE

PART I - PRELIMINARY.........................................1

1.    INTERPRETATION.........................................1

2.    PREAMBLE...............................................9

3.    CONDITION PRECEDENT...................................10

4.    DUE DILIGENCE INVESTIGATIONS..........................11

PART  II - SALE  OF THE  SOLD  SHARES,  SOLD  CLAIMS
           AND  THE BUSINESS................................12

5.    SALE OF THE SOLD SHARES AND THE SOLD CLAIMS...........12

6.    SALE OF THE BUSINESS..................................12

7.    PURCHASE PRICE........................................14

8.    PAYMENT OF THE PURCHASE PRICE.........................14

9.    THE DESIGNATED ACCOUNTS AND THE EFFECTIVE DATE ACCOUNTS16

10.   IMPLEMENTATION........................................18

11.   WARRANTIES AND REPRESENTATIONS........................20

12.   RELEASE FROM GUARANTEES...............................22

13.   SALE..................................................24

14.   PURCHASE PRICE........................................25

15.   PAYMENT OF THE PURCHASE PRICE.........................25

PART IV - GENERAL...........................................27

16.   SHAREHOLDERS AGREEMENT................................27

17.   PRE-IMPLEMENTATION DATE MATTERS.......................27

18.   POST IMPLEMENTATION DATE MATTERS......................29

19.   PUBLICITY.............................................31

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CLAUSE NO.              DESCRIPTION                         PAGE

20.   ARBITRATION...........................................31

21.   WHOLE AGREEMENT, NO AMENDMENT.........................34

22.   NOTICES...............................................36

23.   NO CESSION OR ASSIGNMENT..............................39

24.   INTEREST ON OVERDUE AMOUNTS...........................39

25.   COSTS.................................................39

26.   INDIVISIBILITY........................................40

27.   GOVERNING LAW.........................................40

ANNEXURE A - FAM DESIGNATED ACCOUNTS.........................1

ANNEXURE B - NIBAM DESIGNATED ACCOUNTS.......................1

ANNEXURE C - SHAREHOLDERS AGREEMENT..........................1

ANNEXURE D - THE BUSINESS....................................1

ANNEXURE E - PROVISIONS OF PAYMENT OF PURCHASE PRICE.........1

ANNEXURE F - SCHEDULE OF WARRANTIES GIVEN BY THE SELLER......1

ANNEXURE G - SCHEDULE OF WARRANTIES GIVEN BY TII.............1

ANNEXURE H - FORM OF UNDERTAKING TO THE
             FINANCIAL SERVICES BOARD........................1

WHEREBY  IT  IS  AGREED  AS  FOLLOWS :
------------------------------------

                              PART I - PRELIMINARY

1.    INTERPRETATION

      The headings of the clauses in this agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this agreement nor any clause hereof. Unless a contrary intention clearly appears -

      1.1. words importing -

           1.1.1.    any one  gender  include  the  other  two genders;

           1.1.2.    the  singular   include  the  plural  and VICE VERSA;  and

           1.1.3.    natural     persons    include    created entities
                    (corporate or unincorporate) and the state and VICE VERSA;

      1.2. the   following   terms  shall  have  the  meanings
           assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

           1.2.1.    "Act"  means the  Companies  Act No 61 of 1973;

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                                                        Page 2

           1.2.2.    "business"  means  the  asset  management
                     business  and  related  activities   presently
                     conducted by the NIBAM group referred to in clause 6.1;

           1.2.3.    "Competition    Commission"   means   the
                     Competition Commission established under the Competition Act, 1998;

           1.2.4. "condition precedent" means the condition precedent in clause 3.1;

           1.2.5. "conversion rate" means, in converting from US dollars to South African Rands, the mid spot rate of exchange quoted by the treasury division of NEDCOR INVESTMENT BANK LIMITED at 11h00 (South African time) on the implementation date;

           1.2.6. "effective date" means 1 August 2000, provided that if the condition precedent has not been fulfilled by 31 August 2000, the effective date shall be the first day of the calendar month during which the condition precedent is fulfilled;

           1.2.7. "FAM designated accounts" means the unaudited draft financial statements of the companies comprising the FAM group as at the close of business on 30 June 2000 which are annexed hereto marked ANNEXURE A;


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                                                        Page 3

           1.2.8. "FAM effective date accounts" means the audited financial statements of the companies comprising the FAM group as at the close of business on the date preceding the effective date;

           1.2.9.    "FAM group" means collectively:-

                1.2.9.1.  the purchaser;

                1.2.9.2.  FRANKLIN    TEMPLETON     MANAGEMENT
                          COMPANY LIMITED;

           1.2.10.    "implementation   date"   means the later of:-

                 1.2.10.1.     1 August 2000; and

                 1.2.10.2.     the  business   day   following
                               that upon  which the  condition
                               precedent is fulfilled;

           1.2.11. "liabilities" means, in respect of the members of the NIBAM group and the members of the FAM group, any liability of any member of the relevant group, whether actual or contingent, which arose prior to the effective date including without limiting the generality of the aforegoing, any claims or liabilities (including claims or liabilities for consequential loss) as a result of any breach of contract or legislation or any delict occurring

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                                                        Page 4

                     prior to the effective date, and any liability of any member of the relevant group for taxation arising from or out of the profits or income or activities of any member of the relevant group for any period prior to the effective date;

           1.2.12.   "merger"  means  the  merger  of the
                     asset management businesses conducted by each of the members of the NIBAM group and the members of the FAM group as contemplated by this agreement;

           1.2.13.  "NIBAM"  means NIB ASSET  MANAGEMENT LIMITED;

           1.2.14.  "NIBAM   companies"   means collectively:-

                 1.2.14.1.     NIBAM;

                 1.2.14.2.     NIB MANAGEMENT COMPANY LIMITED;

           1.2.15.  "NIBAM  designated   accounts"  means  the  unaudited  draft
                    financial statements of each of the companies and the business comprising the NIBAM group as at the close of business on 30 June 2000, which are annexed hereto as ANNEXURE B;



           1.2.16.  "NIBAM   effective   date  accounts"
                    means the  audited  financial  statements  of
                    each  of  the   companies  and  the  business
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                                                        Page 5

                    comprising  the  NIBAM  group as at the close
                    of   business  on  the  day   preceding   the
                    effective date;

           1.2.17.  "NIBAM group" means collectively:-

                 1.2.17.1.     the NIBAM companies; and

                 1.2.17.2.     the business;

           1.2.18. "NIBF" means NIB INTERNATIONAL FINANCE LIMITED (a company incorporated in the Isle of Man, having its principal place of business at Nedcor House, 29 - 33 Bucks Road, Douglas, Isle of Man, 1M1 3DD (Registration No. 096059C));

           1.2.19. "purchaser"      means      FRANKLIN
                   TEMPLETON  ASSET   MANAGEMENT   (PROPRIETARY)
                   LIMITED;

           1.2.20. "seller"  means  NEDCOR   INVESTMENT BANK HOLDINGS LIMITED;

           1.2.21. "shareholders agreement" means the agreement to be entered into between the seller, the purchaser, TGAL and TII in the form of the draft agreement which is ANNEXURE C hereto, which will be signed simultaneously with this agreement, regulating their relationship INTER SE as shareholders of the purchaser;


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                                                        Page 6

           1.2.22. "sold claims" means all claims of whatsoever nature and from whatsoever cause arising, if any, which the seller may have against each of the NIBAM companies on the implementation date;

           1.2.23. "sold  shares"  means   collectively
                   the entire issued share capital of each of the NIBAM companies;

           1.2.24. "taxation" shall include:-

                 1.2.24.1.     levies    payable   to    government authorities;

                 1.2.24.2.     income tax;

                 1.2.24.3.     sales tax;

                 1.2.24.4.     value-added tax;

                 1.2.24.5. any taxation arising from new assessments of taxation and/or the reopening of any taxation assessments for any period prior to the effective date;

                 1.2.24.6.     donations tax;


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                                                        Page 7

                 1.2.24.7.     customs duty;

                 1.2.24.8.     stamp duty;

                 1.2.24.9. all other forms of taxation, other than deferred tax benefits;

                 1.2.24.10.    any  penalties  or  interest on
                               any of the aforegoing;

                 1.2.24.11.    regional services levies;

           1.2.25. "TGAL"   means   TEMPLETON    GLOBAL ADVISORS LIMITED;

           1.2.26. "TII" means TEMPLETON INTERNATIONAL, INC.;

      1.3. any  reference  in  this   agreement  to  "date  of
           signature hereof" shall be read as meaning a reference to the date of the last signature of this agreement;

      1.4. any reference to an enactment is to that enactment as at the date of signature hereof and as amended or re-enacted from time to time;

      1.5. if any  provision in a definition  is a substantive
           provision    conferring    rights    or    imposing
           obligations on any party,  notwithstanding  that it


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                                                        Page 8


           is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the agreement;

     1.6. when any number of days is prescribed in this agreement,same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday;

     1.7. where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

     1.8. expressions defined in this agreement shall bear the same meanings in schedules or annexures to this agreement which do not themselves contain their own conflicting definitions;

     1.9. the use of any expression in this agreement covering a process available under South African law such as a winding-up (without limitation EIUSDEM GENERIS) shall, if any of the parties to this agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such jurisdiction;

     1.10. where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application
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                                                        Page 9


           to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this interpretation clause;

     1.11. the expiration or termination of this agreement shall not affect such of the provisions of this agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

     1.12. the rule of construction that the contract shall be interpreted against the party responsible for the drafting or preparation of the agreement, shall not apply.

2.    PREAMBLE

      It is recorded that:-

      2.1. each of:-

           2.1.1.  the seller, through the NIBAM group;

           2.1.2.  the purchaser, through the FAM group,

           provides asset management and related services;


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                                                       Page 10

      2.2. it has  been  agreed  to merge  the  aforementioned
           asset  management   activities  and  conduct  those
           activities through the vehicle of the purchaser;

      2.3. the parties have reached agreement as to the terms and conditions of the merger and on the basis upon which the relationship between the seller and TII, as shareholders of the purchaser, will be governed;

      2.4. the parties wish to record the terms of the agreement in writing.

3.    CONDITION PRECEDENT

      3.1. This agreement, save for the provisions of this clause 3 and clauses 19, 20, 21, 22, 23, 24 and 25 which shall be of immediate force and effect, is subject to the following suspensive condition, namely the approval, insofar as and to the extent required, of:-

           3.1.1.  the Registrar of Banks;

           3.1.2.  the Financial Services Board;

           3.1.3.  the  Exchange   Control   Department  of  the
                   South African Reserve Bank; and

           3.1.4.  the Competition Commission,

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                                                       Page 11

           to  the  conclusion  and   implementation  of  this
           agreement.

      3.2. Forthwith after signature of this agreement, the seller shall use its best endeavours to procure the fulfilment, at the purchaser's cost, of the condition referred to in clause 3.1. To this end:-

           3.2.1. the purchaser and TII undertake to give whatever assistance to and as may be required by the seller, including, but without limitation, the information and documentation applicable to the FAM group necessary for the filing with the Competition Commission;

           3.2.2. the seller and TII shall sign and send to the Executive Officer of the Financial Services Board an undertaking in the form of the draft undertaking attached hereto as ANNEXURE H.

      3.3. Unless the condition is fulfilled by not later than 31 December 2000, or such later date as may be agreed to by the parties in writing, the provisions of this clause 3 and clauses 19, 20, 21, 22, 23, 24 and 25 shall continue to be of force or effect, but the remainder of this agreement shall never become effective.

4.    DUE DILIGENCE INVESTIGATIONS

      It is recorded that:-



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                                                       Page 12

      4.1. the   seller   has   conducted   a  due   diligence
           investigation into the business and affairs of the FAM group; and

      4.2. TII has conducted a due diligence investigation into the business and affairs of the NIBAM group.

PART II - SALE OF THE SOLD SHARES, SOLD CLAIMS AND THE BUSINESS

5.    SALE OF THE SOLD SHARES AND THE SOLD CLAIMS

      5.1. The seller sells to the purchaser, which purchases as one indivisible transaction, the sold shares and the sold claims.

      5.2. Notwithstanding the date upon which this agreement is signed and the date upon which the sold shares and sold claims are delivered to the purchaser, the sold shares and sold claims are sold with effect on and as from the effective date, from which date all risk in and benefits attaching to them shall be deemed to have passed to the purchaser.

6.    SALE OF THE BUSINESS

      6.1. The seller sells, transfers and cedes to the purchaser as a going concern, with effect from the effective date from which date the risk in and the benefit to the business shall vest in the purchaser, the business described in ANNEXURE D hereto and comprising the assets and liabilities as reflected in the NIBAM effective date accounts applicable to the business.


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                                                       Page 13

      6.2. The parties agree that Section 197(2) of the Labour Relations Act, 1995 is applicable to the seller in terms of this agreement and that accordingly the employment of each employee of the seller, employed in regard to the business, will continue in force with the purchaser as the "new employer". The parties agree that no agreements contemplated in terms of section 197(3) of that Act will be concluded.

      6.3. This transaction shall not be advertised as contemplated by Section 34 of the Insolvency Act, 1936. The seller hereby indemnifies the purchaser against any loss or damage which may be sustained or incurred by the purchaser as a result of the provisions of section 34 of the Insolvency Act, 1936, being invoked by any creditor in respect of the business.

      6.4. The seller and the purchaser agree that the business is disposed of as a going concern and for the purposes of Section 11(1)(e) of the Value- Added Tax Act, 1991, agree that the business will be an income earning activity on the effective date and the implementation date and that the assets which are necessary for carrying on the business have been disposed of by the seller to the purchaser in terms hereof. If, notwithstanding the aforegoing, value-added tax is payable in respect of any of the assets sold in terms hereof, the same shall be borne and paid by the purchaser.


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                                                       Page 14

7.    PURCHASE PRICE

      7.1. The aggregate purchase price of the sold shares, the sold claims and the business is the South African Rand equivalent of US $54 000 000,00 (fifty four million US dollars) converted at the conversion rate.

      7.2. Of the purchase price:-

           7.2.1. so much as does not exceed the face value of the sold claims shall be allocated in respect of the sold claims;

           7.2.2. the South African Rand equivalent of US $ 2 628 570,00 (two million six hundred and twenty eight thousand five hundred and seventy US dollars) converted at the conversion rate, less the amount referred to in clause 7.2.1, shall be allocated in respect of the sold shares; and

           7.2.3.  the  balance shall be  allocated  in respect of the business.

8.    PAYMENT OF THE PURCHASE PRICE

      8.1. The   purchase   price  shall  be  payable  by  the
           purchaser to the seller as follows -

           8.1.1. as to an amount equal to the equivalent amount in South African Rands of US $9 000 000,00 (nine million US dollars), converted at the conversion rate, by the allotment and issue to the seller or its nominee, on the implementation date and

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                                                       Page 15

                   against compliance by the seller of its obligations in terms of clause 10, of 100 (one hundred) ordinary shares of R1,00 (one rand) each in the capital of the purchaser ranking PARI PASSU with the remaining issued ordinary shares in the capital of the purchaser, at the appropriate premium. Of the shares to be allotted and issued to the seller or its nominee as aforesaid, 50% (fifty per cent) thereof shall be allotted in renounceable form so as to facilitate the sale contemplated by clause 13. The balance of such shares shall be allotted and issued to and registered in the name of the seller. The purchaser and the seller hereby record and agree that payment in terms of this clause 8.1.1 constitutes a full and proper discharge of the purchase price of the sold shares and the sold claims, and a partial discharge of the purchase price of the business;

           8.1.2. the balance of the purchase price of the business, being an amount equal to the equivalent amount in South African Rands of US $45 000 000,00 (forty five million US dollars), converted at the conversion rate, shall constitute a claim on loan account in favour of the seller against the purchaser and, save as may otherwise be provided herein, the relevant provisions of the shareholders agreement governing the terms and conditions of shareholder claims on loan account against the purchaser applying to such claim.


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                                                       Page 16

      8.2. Unless the effective date occurs on or prior to Friday 4 August 2000, the purchase price shall bear interest at the 3 (three) month LIBOR rate quoted by Chase from 5 August 2000 to the implementation date, both days inclusive. Such interest, if payable in accordance with the aforegoing provisions, shall be paid to the seller on the implementation date against compliance by the seller of its obligations in terms of clause 10.

9.    THE DESIGNATED ACCOUNTS AND THE EFFECTIVE DATE ACCOUNTS

      9.1. The seller warrants in favour of the purchaser in regard to the NIBAM designated accounts that, save as disclosed and/or noted-

           9.1.1. they have been prepared in accordance with the provisions of the Act and any other applicable legislation;

           9.1.2. they fairly present the state of affairs of the NIBAM group as at 30 June 2000;

           9.1.3.  there  has in the  preparation  thereof  been
                   taken  into   account   good  and   generally
                   accepted     accounting     principles    and
                   practice; and

           9.1.4.  all  actual   liabilities  shall  be  reflected  as  actual
                   liabilities  and  all  contingent   liabilities  and  future
                   commitments will have been provided for or noted.


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                                                       Page 17

      9.2. TII  warrants  in favour of the seller in regard to
           the  FAM   designated   accounts   that,   save  as
           disclosed and/or noted:-

           9.2.1. they have been prepared in accordance with the provisions of the Act and any other applicable legislation;

           9.2.2. they fairly present the state of affairs of the FAM group as at 30 June 2000;

           9.2.3.  there  has in the  preparation  thereof  been
                   taken  into   account   good  and   generally
                   accepted     accounting     principles    and
                   practice; and

           9.2.4.  all  actual   liabilities  shall  be  reflected  as  actual
                   liabilities  and  all  contingent   liabilities  and  future
                   commitments will have been provided for or noted.

      9.3. As soon as practicable after the effective date, the seller shall cause the NIBAM effective date accounts to be prepared and completed and a copy delivered to TII. The seller gives to the purchaser the same warranties MUTATIS MUTANDIS in regard to the NIBAM effective date accounts as those set out in clauses 9.1.1 to 9.1.4 and in addition warrants that the same accounting methods and bases as were used in the preparation of the NIBAM designated accounts will be employed in the preparation thereof.


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                                                       Page 18

      9.4. As soon as practicable after the effective date, TII shall cause the FAM effective date accounts to be prepared and completed and a copy delivered to the seller. TII gives to the seller the same warranties MUTATIS MUTANDIS in regard to the FAM effective date accounts as those set out in clauses 9.2.1 to 9.2.4 and in addition warrants that the same accounting methods and bases as were used in the preparation of the FAM designated accounts will be employed in the preparation thereof.

10.   IMPLEMENTATION

      On the implementation date, representatives of the parties shall meet at the offices of the seller. At that meeting the seller shall deliver to the purchaser against compliance by the purchaser with its obligations in terms of clauses 8.1.1, 8.2 and 15:-

     10.1. as regards the sold shares and the sold claims:-

           10.1.1. the share certificates in respect of the sold shares, together with declarations for the transfer thereof in blank as to transferee, duly signed by the seller/registered holders on a date not being more than 14 (fourteen) days before the date of delivery and otherwise complying with the provisions of the company's articles of association and the Stamp Duties Act, 1968;


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                                                       Page 19

           10.1.2. a certified copy of a resolution passed by the directors of each of the NIBAM companies -

                 10.1.2.1. approving of the transfer of the sold shares to the purchaser;

                 10.1.2.2.     noting  the   cession  of  the  sold
                               claims;

           10.1.3. such   other    documents   as   are
                  necessary in order to enable the purchaser to procure the registration of the sold shares into its name;

           10.1.4. the  books,   licences,   registers,
                   records,   title  deeds,   leases  and  other
                   documents of whatsoever nature of each of the NIBAM companies.

     10.2. as regards the business:-

           10.2.1. the delivery of all assets forming part of the business;

           10.2.2. such   documentation   as   may   be
                   necessary in order to enable ownership of the assets comprising the business to be transferred to, and where applicable registered in, the name of the purchaser.

11.   WARRANTIES AND REPRESENTATIONS

     11.1. The seller gives to the purchaser all the warranties in respect of the NIBAM group set out in ANNEXURE F hereto as read with any disclosure schedule attached hereto by the seller when it signs.

     11.2. The purchaser shall not be entitled to cancel this agreement as a consequence of a breach by the seller of any warranty referred to in clauses 9.1, 9.3 or in ANNEXURE F, unless the breach is incapable of being remedied by being caused to cease or by the payment of compensation or otherwise or, if it is capable of so being remedied, the seller fails so to remedy the breach within 30 (thirty) days (or such longer period as may be reasonably necessary in the circumstances) of the receipt of written notice calling upon it to do so.

     11.3. Save for the warranties referred to in clauses 9.1, 9.3 and 11.5, and in ANNEXURE F hereto, the seller has not given and accordingly shall not be bound by any warranties or representations of whatsoever nature, whether express or implied, in respect of the NIBAM group.

     11.4. Notwithstanding anything to the contrary hereinbefore contained, the purchaser shall not have any claim against the seller in respect of any action arising from a breach of any warranty unless the aggregate of amounts payable as a result of all such breaches exceeds R100 000,00 (one hundred thousand rand). Any such claim shall be limited to the amount in excess of R100 000,00 (one hundred thousand rand).

     11.5. The seller gives to TII the same warranties as it gives to the purchaser in clauses 9.1, 9.3 and in ANNEXURE F hereto provided that TII shall only be entitled to exercise its rights pursuant to a breach of warranty if the purchaser is precluded, through any act or omission on the part of the seller, from instituting proceedings against the seller for a breach of the warranty in question given in its favour, in which event the purchaser shall not be entitled to exercise its rights pursuant to a breach of the relevant warranty given in its favour.

     11.6. TII gives to the seller all the warranties in respect of the FAM group set out in ANNEXURE G hereto as read with any disclosure schedule attached hereto by TII when it signs.

     11.7. The seller shall not be entitled to cancel this agreement as a consequence of a breach by TII of any warranty referred to in clauses 9.2, 9.4 or in ANNEXURE G, unless the breach is incapable of remedied by being caused to cease or by the payment of compensation or otherwise or, if it is capable of so being remedied, TII fails so to remedy the breach within 30 (thirty) days (or such longer period as may be reasonably necessary in the circumstances) of the receipt of written notice calling upon it to do so.

     11.8. Save for the warranties referred to in clauses 9.2, 9.4 and in ANNEXURE G hereto, TII has not given and accordingly shall not be bound by any warranties or representations of whatsoever nature, whether express or implied, in respect of the FAM group.

     11.9. Notwithstanding anything to the contrary herein before contained, the seller shall not have any claim against the purchaser in respect of any action arising from a breach of any warranty unless the aggregate of amounts payable as a result of all such breaches exceeds R100 000,00 (one hundred thousand rand) . Any such claim shall be limited to the amounts in excess of R100 000,00 (one hundred thousand rand).

12.   RELEASE FROM GUARANTEES

     12.1. TII shall use its best endeavours to procure the release of the seller from 50% (fifty per cent) of any liability which the seller may have from causes arising after the effective date under all guarantees, suretyships or indemnities which have been given by the seller for the obligations of the NIBAM group; provided that TII shall -

           12.1.1. not   be   obliged   to   discharge   any
                   principal  obligation  or  agree  to  any
                   variation   of  the  terms  of  any  such
                   guarantee,  suretyship  or indemnity  nor
                   shall  it  be   obliged   to  cause   the
                   company to discharge the principal debt;

           12.1.2. tender its own guarantee, suretyship or indemnity if that is necessary,

           to procure any such release.

     12.2. Until the release of the seller is procured, TII indemnifies the seller against 50% (fifty per cent) of any liability referred to in clause 12.1. TII shall be obliged to make payment under this indemnity as soon as the seller becomes obliged to make payment in respect of any such liability.

     12.3. The seller shall use its best endeavours to procure the release of TII from 50% (fifty per cent) of any liability which TII may have from causes arising after the effective date under all guarantees, suretyships or indemnities which have been given by TII for the obligations of the FAM group; provided that the seller shall:-

           12.3.1. not   be   obliged   to   discharge   any
                   principal  obligation  or  agree  to  any
                   variation   of  the  terms  of  any  such
                   guarantee,  suretyship  or indemnity  nor
                   shall  it  be   obliged   to  cause   the
                   company to discharge the principal debt;

           12.3.2. be obliged  to tender its own  guarantee,
                   suretyship   or   indemnity  if  that  is
                   necessary,

           to procure any such release.

     12.4. Until the release of TII is procured, the seller indemnifies TII against 50% (fifty per cent) of any liability referred to in clause
           12.3. The seller shall be obliged to make payment in respect of any such liabilities as soon as TII becomes obliged to make payment in respect of any such liability.

            PART III - SALE OF PORTION OF THE SELLER'S SHARES IN AND
                          CLAIMS AGAINST THE PURCHASER

13.   SALE

     13.1. The seller hereby cedes and sells, with effect from the effective date but immediately following the implementation of clause 8.1:-

           13.1.1. to TII, 50% (fifty per cent) of the shares to be allotted and issued to the seller or its nominee in terms of clause 8.1.1 (namely the shares to be allotted in renounceable form), the
                   transfer  of  such  shares   (hereinafter
                   referred   to  as  "the   specified   TII
                   shares") to be effected by way of a renunciation by the seller in favour of TII; and

           13.1.2. to TGAL, 50% (fifty per cent) of the loan account referred to in clause 8.1.2 (such loan account being hereinafter referred to as "the specified loan account").

     13.2. Notwithstanding the date upon which this agreement is signed, the specified TII shares and the specified loan account are ceded and sold with effect on and as from the effective date, from which date all risk in and benefits attaching thereto shall be deemed to have passed to TII and TGAL respectively.

14.   PURCHASE PRICE

      The purchase price of the specified TII shares and the specified loan account is:-

     14.1. in respect of the specified TII shares, an amount equal to the equivalent in South African Rands of US $4 500 000,00 (four million five hundred thousand US dollars), converted at the conversion rate;

     14.2. in respect of the specified loan account, an amount equal to the equivalent in South African Rands of US $22 500 000,00 (twenty two million five hundred thousand US dollars) , converted at the conversion rate.

15.   PAYMENT OF THE PURCHASE PRICE

      The purchase price of the specified TII shares and the specified loan account shall be payable to the seller as follows:-

     15.1. an amount of US $4 500 000,00 (four million five hundred thousand US dollars) shall be discharged by TII paying such amount, on the implementation date and in cash, to NIBF as payment and collection agent for and behalf of the seller and such payment shall constitute a full and proper discharge by TII of the purchase price of the specified TII shares;

     15.2. an amount of US $9 000 000,00 (nine million US dollars) shall be discharged by TGAL paying such amount, on the implementation date and in cash, to NIBF as payment and collection agent for and behalf of the seller and such payment shall constitute a full and proper discharge by TGAL of such portion of the purchase price of the specified loan account;

     15.3. the balance of the purchase price shall be paid to the seller in South African Rands on the fifth anniversary of the implementation date. In this regard:-

           15.3.1. the balance of the  purchase  price,  for
                   the   aforegoing   purpose,    shall   be
                   converted into South African Rands at the conversion rate;

           15.3.2. an    amount    of   US    $13 500 000,00
                   (thirteen  million five hundred  thousand
                   US   dollars),   being   the  US   dollar
                   equivalent  on  the  implementation  date
                   of  the  Rand   amount   referred  to  in
                   clause 15.3.1,      shall,     on     the
                   implementation  date,  be paid by TGAL to
                   NIBF  to be held  by  NIBF  (as  security
                   agent  on  behalf  of  the   seller)   as
                   security   for   the   due   and   proper
                   discharge   by  the   purchaser   of  its
                   obligations  to pay  the  balance  of the
                   purchase  price,  it being  recorded that
                   an  agreement   governing  the  terms  of
                   this   security   will  be  entered  into
                   between the parties concerned.

           All payments to be effected by the purchaser to the seller/NIBF in terms of this Part III shall be effected in accordance with the provisions of ANNEXURE E hereto. By its signature hereto, TII binds itself in favour of the seller as surety for and co-principal debtor IN SOLIDUM with TGAL for the due and punctual performance by TGAL of its obligations hereunder.

                                PART IV - GENERAL

16.   SHAREHOLDERS AGREEMENT

      Simultaneously with signature of this agreement, the parties shall sign the shareholders agreement.

17.   PRE-IMPLEMENTATION DATE MATTERS

      TII undertakes to procure that:-

     17.1. all its shares in and claims against FRANKLIN TEMPLETON MANAGEMENT COMPANY LIMITED ("FTManco) are sold to and registered in the name of the purchaser for a purchase consideration of R2 322 651,00 (two million three hundred and twenty two thousand six hundred and fifty one rand) such that, prior to the implementation date but with effect from the effective date, FTManco will be a wholly owned subsidiary of the purchaser. The purchase price shall constitute a claim on loan account in favour of TII which shall be repaid by the purchaser as soon as possible after the implementation date but which claim on loan account shall not be subject to the provisions of clause 19.2 of the shareholders' agreement relating to the PRO RATA provision of loan accounts;

     17.2. the aggregate of its claims on loan account against the purchaser as at the effective date are (other than the claim of R2 322 651,00 (two million three hundred and twenty two thousand six hundred and fifty one rand) arising pursuant to the implementation of clause 17.1), prior to the implementation date, applied in subscribing for one new share in the capital of the company at an appropriate premium, thus effectively capitalising such claims;

     17.3. the authorised share capital of the purchaser will be such as to facilitate the implementation of this agreement;

     17.4. the seller will subscribe for 101 (one hundred and one) ordinary shares of R1,00 (one rand) each in the share capital of the purchaser, at par, which shares shall be issued to the seller upon payment, on the implementation date, of the subscription price of R101,00 (one hundred and one rand) and which shall, upon issue, rank pari passu in all respects with the then issued share capital of the purchaser;

     17.5. the employment contracts of the employees of FTManco will, prior to the implementation date but with effect from the effective date, be assigned to the purchaser.

      It is recorded that the parties are in the course of concluding employment contracts, embodying, INTER ALIA, restraint of trade provisions, with key personnel who will be employed, or continue to be employed, by the purchaser.

18.   POST IMPLEMENTATION DATE MATTERS

     18.1. It    is     recorded     that    the     following
           agreements/matters have been or are currently in the course of being concluded/undertaken, namely:-

           18.1.1. an agreement of lease between the purchaser (as tenant) and the seller (as landlord) in respect of premises from which the Cape Town operations of the merged business will be conducted with effect from the implementation date, it being recorded that any on-going liability in respect of premises currently occupied by the NIBAM group and the FAM group in respect of their business operations in Cape Town shall be borne and paid by the purchaser;

           18.1.2. an    agreement    between    NIBAM   and
                   FinSource      (PROPRIETARY)      LIMITED
                   (Registration     No.     1998/004065/07)
                   (which   will   incorporate   appropriate
                   provisions to enable the agreement to be assigned to the purchaser) relating to the outsourcing of certain functions;

           18.1.3. service level  agreements  between NEDCOR
                   INVESTMENT    BANK    LIMITED   and   the
                   purchaser;

           18.1.4. a   sub-distributor   agreement   between
                   TGAL and the purchaser regulating the distribution of off-shore business;

           18.1.5. the   completion   and   filing   of  all
                   taxation   (including   provisional  tax)
                   returns of the purchaser by no later than 31 August 2000.

           The parties shall liaise and consult with each other in regard to the finalisation of these agreements.

     18.2. It is agreed that unutilised asset swap capacity of or available to the merged business will, insofar as legally permissible, be applied, within 3 (three) months of the date of signature hereof, to off-shore funds nominated by TII provided that such funds are reasonably acceptable to the seller taking cognisance of client mandates and client interests.

     18.3. It is intended that NIBAM will continue to operate on the same basis and in the same manner as hitherto.

     18.4. The parties undertake to procure, as soon as reasonably possible after the implementation date, that the articles of association of the purchaser are amended so as to permit share buy-backs, buy-ins and payments to shareholders as contemplated by sections 85 - 90 of the Act.

19.   PUBLICITY

      No party shall publish to any third party the fact of or any information concerning the conclusion of this agreement or the terms hereof without the consent of the others, which consent shall not be unreasonably withheld, save for any publication required by the Johannesburg Stock Exchange and/or as required by law.

20.   ARBITRATION

     20.1. Save in respect of those provisions of the agreement which provide for their own remedies which would be incompatible with arbitration, a dispute which arises in regard to -

           20.1.1. the interpretation of;  or

           20.1.2. the carrying into effect of;  or

           20.1.3. any of the parties' rights and obligations arising from; or

           20.1.4. the termination or purported termination of or arising from the termination of; or

           20.1.5. the rectification or proposed rectification of this agreement, or out of or pursuant to this agreement or on any matter which in terms of this agreement requires agreement by the parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction), shall be submitted to and decided by arbitration.

     20.2. That arbitration shall be held -

           20.2.1. with   only   the   parties   and   their
                   representatives present thereat;

           20.2.2. at Sandton.

           It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) working days after it has been demanded. The parties shall use their best endeavours to procure the expeditious completion of the arbitration. The arbitrator shall determine his own rules of procedure and the parties shall be bound thereby.

     20.3. The arbitration shall not be subject to the arbitration legislation for the time being in force in the Republic of South Africa.

     20.4. The  arbitrator  shall be, if the matter in dispute is principally -

           20.4.1. a legal matter, a practising senior advocate of not less than 5 (five) years standing as such and practising at the Johannesburg or Sandton Bar's, or a senior lawyer (whether or not an attorney as contemplated by the
                   Attorneys  Act,  No 53 of  1979)  of  not
                   less than 15  (fifteen)  years  standing,
                   in   either    case    specialising    in
                   commercial law;

           20.4.2. an   accounting   matter,   a  practising
                   chartered accountant of not less than 15 (fifteen) years standing;

           20.4.3. any other matter, an independent person agreed upon between the parties.

           If the parties fail to agree on an arbitrator within 7 (seven) days after the arbitration has been demanded, the arbitrator shall be nominated by the President for the time being of the Law Society of the Transvaal (or its successor-in-Gauteng). If the parties fail to agree whether the dispute is of a legal, accounting or other nature within the said 7 (seven) day period, it shall be considered a matter referred to in clause 20.4.3.

     20.5. The  parties   shall  keep  the   evidence  in  the
           arbitration  proceedings  and any order made by any
           arbitrator     confidential     unless    otherwise
           contemplated herein.

     20.6. The arbitrator shall be obliged to give his award in writing fully supported by reasons. The arbitrator shall make an award as to costs which shall be paid accordingly, it being agreed that the arbitrator shall, in making any costs award in favour of TII, take cognisance of the costs that may necessarily have been incurred by TII in arranging for non-South African residents to be present in South Africa so as to attend the arbitration proceedings and/or prepare therefor.

     20.7. The provisions of this clause are severable from the rest of this agreement and shall remain in effect even if this agreement is terminated for any reason.

     20.8. The arbitrator shall have the power to give default judgment if any party fails to make submissions on due date and/or fails to appear at the arbitration.

21.   WHOLE AGREEMENT, NO AMENDMENT

      21.1.This agreement constitutes the whole agreement between the parties relating to the subject matter hereof.

     21.2. No amendment or consensual cancellation of this agreement or any provision or term hereof or of any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement and no settlement of any disputes arising under this agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this agreement shall be binding unless recorded in a written document signed by the parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

     21.3. No extension of time or waiver or relaxation of any of the provisions or terms of this agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement, shall operate as an estoppel against any party in respect of its rights under this agreement, nor shall it operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this agreement.

     21.4. To the extent permissible by law no party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

22.  NOTICES

     22.1. The parties choose for all purposes under this agreement,  whether in
           respect   of  court   process,   notices   or  other   documents   or
           communications of whatsoever nature, the following addresses :

           22.1.1. NEDCOR INVESTMENT BANK HOLDINGS LIMITED

                           Physical: 1 Newtown Avenue
                                     Killarney
                                     2193

                           Postal:   P O Box 582
                                     Johannesburg
                                     2000

                           Telefax:  (011) 480-1779/80

           22.1.2. NEDCOR INVESTMENT BANK LIMITED

                           Physical: 1 Newtown Avenue
                                     Killarney
                                     2193

                           Postal:   P O Box 582
                                     Johannesburg
                                     2000

                           Telefax:  (011) 480-1779/80

           22.1.3. TEMPLETON INTERNATIONAL, INC.

                           Physical: c/o Templeton Asset Management Limited
                                     Harrow Court II
                                     Isle of Houghton
                                     Boundary Road
                                     Parktown
                                     2193

                                     Postal:   P O Box 87587
                                     Houghton
                                     2041

                           Telefax:  (011) 643-1366
                        US Telefax:  (091) 954 847-2229


           22.1.4. FRANKLIN TEMPLETON ASSET MANAGEMENT (PROPRIETARY) LIMITED

                           Physical: c/o Templeton Asset Management Limited
                                     Harrow Court II
                                     Isle of Houghton
                                     Boundary Road
                                     Parktown
                                     2193

                           Postal:   P O Box 87587
                                     Houghton
                                     2041

                          Telefax:   (011) 643-1366

           22.1.5. TEMPLETON GLOBAL ADVISORS LIMITED

                          Physical:  c/o Templeton Asset Management Limited
                                     Harrow Court II
                                     Isle of Houghton
                                     Boundary Road
                                     Parktown
                                     2193

                           Postal:   P O Box 87587
                                     Houghton
                                     2041

                           Telefax:  (011) 643-1366


     22.2. Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only :-

           22.2.1. if delivered or given by telefax;

           22.2.2.   in   the    case   of   a    notice    or
                     communication  to  the  purchaser,  if  a
                     copy  thereof is also  delivered or given
                     by  telefax  both to the  seller  and TII
                     (in  the   case  of   TII,   by   telefax
                     transmission  to  its  US  telefax,   the
                     number   of  which   appears   in  clause
                     22.1.3).

     22.3. Any party may by notice to any other party change its' address to another physical address in South Africa or its telefax number, provided that the change shall become effective VIS-A-VIS that addressee on the 10th (tenth) business day from the receipt of the notice by the addressee.

     22.4. Any notice to a party -

           22.4.1. delivered   by  hand  to  a   responsible
                   person during ordinary business hours at its chosen physical address shall be deemed to have been received on the day of delivery; or

           22.4.2. sent by telefax to its chosen telefax number stipulated in clause 22.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

     22.5. Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent by telefax to or delivered at its chosen address.

23.   NO CESSION OR ASSIGNMENT

      Save as otherwise expressly provided in this agreement, neither the seller on the one hand nor the purchaser nor TII on the other shall be entitled to cede their rights or assign their rights and obligations hereunder to any third party without the prior consent of the other of them, which consent shall not be withheld unreasonably.

24.   INTEREST ON OVERDUE AMOUNTS

      Any amount falling due for payment by any party to any other in terms of or pursuant to this agreement and not paid on due date, including any amount which may be payable as damages, shall bear interest at Standard Bank's prime overdraft rate compounded monthly in arrear. Damages for the breach of any warranty or representation as to a stipulated state of affairs shall be deemed to have been sustained on the date to which such warranty or representation relates. In the case of a dispute as to Standard Bank's prime overdraft rate, a certificate in writing by a manager or accountant of Standard Bank shall be PRIMA FACIE evidence thereof.

25.   COSTS

     25.1. The seller shall pay the costs of preparing the NIBAM designated accounts and the NIBAM effective date accounts.

     25.2. TII shall pay the costs of preparing the FAM designated accounts and the FAM effective date accounts.

      25.3.The purchaser shall pay all other costs of and incidental to the implementation of this agreement including, but without limitation :-

           25.3.1. the stamp duty in respect of:-

                25.3.1.1.      the   registration  of  transfer  of  the sold
                               shares into the purchaser's name;

                25.3.1.2. the creation, allotment and issue of the new shares in the capital of the purchaser to be allotted and issued as contemplated by clause 8.1.1;

                25.3.1.3.      all  stamp  duty  and  other   costs
                               relating  to the  implementation  of
                               the provisions of clause 17;

           25.3.2. labour  related   costs,   lease   cancellation   costs,
                   relocation costs and the like. If and to the extent permitted, such costs shall be written off against the company's share premium account.

26.   INDIVISIBILITY

      The transactions recorded in this agreement are indivisible.

27.   GOVERNING LAW

     27.1. This agreement shall be governed by and interpreted in accordance with the substantive laws of the Republic of South Africa.

     27.2. Save as otherwise provided herein, the parties submit to the exclusive jurisdiction of the High Court of South Africa.

SIGNED by the parties and witnessed on the following dates and at the following places respectively:

DATE     PLACE             WITNESS                SIGNATURE
----     -----             -------                ---------
                                          For:        NEDCOR INVESTMENT BANK
                                                      HOLDINGS LIMITED
           1.                                         /s/ Izak Botha
                                                      -----------------
           2.

                                          For:        NEDCOR INVESTMENT BANK
                                                      LIMITED
           1.                                         /s/ Izak Botha
                                                      -----------------
           2.

                                          For:        TEMPLETON INTERNATIONAL,
                                                      INC.
           1.                                         /s/ Charles E. Johnson
                                                      ----------------------
           2.

                                          For:        FRANKLIN TEMPLETON ASSET
                                                      MANAGEMENT (PROPRIETARY)
                                                      LIMITED
           1.                                         /s/ Charles E. Johnson
                                                      ----------------------
           2.

DATE     PLACE             WITNESS                SIGNATURE

                                          For:        TEMPLETON GLOBAL ADVISORS
                                                      LIMITED
           1.                                        /s/ Charles E. Johnson
                                                     ----------------------

           2.

            ANNEXURE A - FAM DESIGNATED ACCOUNTS

           ANNEXURE B - NIBAM DESIGNATED ACCOUNTS

             ANNEXURE C - SHAREHOLDERS AGREEMENT

                            ANNEXURE D - THE BUSINESS

The business comprises the management of assets in terms of the mandates received by NIB Asset Management Limited from institutional and private clients. Such mandates are fulfilled principally on an active judgemental basis by portfolio managers.

0


    ANNEXURE E - PROVISIONS OF PAYMENT OF PURCHASE PRICE

   ANNEXURE F - SCHEDULE OF WARRANTIES GIVEN BY THE SELLER

1.    In this annexure -

      1.1. the "agreement" means the agreement to which this annexure is attached;

      1.2. a reference to "the company" is a reference to each of the NIBAM companies;

      1.3. a reference to "employees" is a reference to each employee listed in ANNEXURE F1 hereto;

      1.4. a reference to "SYFRETS" means SYFRETS LIMITED, a subsidiary of NIBH;

      1.5. a reference to "marks" means any registered or unregistered trademarks, trade names or other devices used by the company;

      1.6. to the extent that at signature of the agreement, the effective date may already have passed, and accordingly the use of any tense may be inappropriate, the warranties shall be read in the appropriate tense;

      1.7. the   warranties   will  be   qualified   by  any
           disclosure made by the seller in the attached disclosure schedule.

2.    On the effective date and on the implementation date -

      2.1. the company will be regularly incorporated as a company with limited liability according to the laws of the Republic of South Africa;

      2.2. no steps will have been taken in respect of the company in terms of section 73 of the Act;

      2.3. neither the company nor its directors will be under any obligation (whether contingently upon the exercise of any right or otherwise) to increase or reduce or otherwise alter its authorised or issued share capital;

      2.4. the seller will be entitled and able to give free and unencumbered title to the sold shares and sold claims to the purchaser;

      2.5. no person will have any right (including any option or right of first refusal) to acquire any of the sold shares or the sold claims or to subscribe for, take up or acquire any of the unissued shares in the capital of the company, present or future;

      2.6. no resolution will have been passed, nor will the company be obliged, to alter any of the rights attaching to any of the shares in the capital of the company or to alter the memorandum or articles of association of the company or to create or to issue any debentures;

      2.7. no person will have any right to obtain an order for the rectification of the register of members of the company;

      2.8. the company's books and records will have been properly maintained according to law and will in all material respects accurately reflect, in accordance with generally accepted and sound accounting principles and standards, all of the transactions entered into by the company or to which it is a party;

      2.9. no resolutions will have been passed by the directors or members of the company which will not be reflected in the minute books of the company or which have been submitted to the purchaser for inspection;

      2.10.as regards the business, the seller will be able to give to the purchaser free and unencumbered title of the assets forming part of the business and the business itself;

      2.11.the business and its assets will be insured against the risks to which they are subject for amounts which accord with sound business practice for a period terminating not earlier than 60 days after the implementation date, all premiums due in respect of that insurance will have been paid and the seller will have complied with all of the conditions to which liability of the insurers under those policies is subject;

      2.12.SYFRETS and the company will not be in breach of any of their material statutory or other legal obligations in respect of the business;

      2.13.there are at the date of signature of this agreement by the seller no disputes or pending litigation, arbitration, criminal, review or expropriation proceedings in respect of the business or the company which are material to this transaction (including without limitation in respect of the assets of the business) and neither the seller, SYFRETS nor the company is aware of any circumstances which may lead to any dispute or proceedings;

      2.14.no person other than the purchaser will have any right (including any option or right of first refusal) to purchase any of the assets of the business or the company, other than in the ordinary course of business;

      2.15.the use of the marks used by SYFRETS or the company does not infringe the rights of any third party;

      2.16.neither NEDCOR, SYFRETS nor the company is a party to any proceedings under the Labour Relations Act of 1995, as amended, in respect of the employees;

      2.17.no material transaction will have been entered into in connection with the business since 30 June 2000 save in the ordinary and regular course of conduct of the business;

      2.18.none of the seller, SYFRETS nor the company, will have done or omitted to do anything which would:-

           2.18.1.   materially   prejudice   the  continued
                     goodwill of the business;

           2.18.2.   materially  reduce  the  scope  of  the
                     business;

           2.18.3. result in any business associate ceasing to a material extent to transact business with the company or to vary the terms upon which it transacts business with the company (but this sub-clause 2.18.3 shall not apply in respect of the contracts constituting the institutional client portfolio or the private client direct portfolio of the business, as they are set out in ANNEXURES F2 AND F3 respectively);

      2.19.none of the seller, SYFRETS or the company is aware of any facts, matters or circumstances which may give rise to:-

           2.19.1. any of the licences, consents, permits, approvals or other authorities required for the operation of the business being cancelled or not being renewed in the future or only being renewed subject to the imposition of onerous terms; or

           2.19.2. the cancellation of any of the contracts the rights to which the purchaser is acquiring in terms of this agreement, whether as a result of any breach thereof by SYFRETS or the company or otherwise;

      2.20.this transaction does not constitute a breach of any of the material contractual obligations of the seller, SYFRETS or the company in respect of the business, nor will it entitle any person to terminate any contract to which the purchaser is acquiring rights to under this agreement;

      2.21.no person other than the seller and its subsidiaries is entitled to an order requiring the company to cease using any of the marks which it uses;

      2.22.none of the liabilities in the NIBAM designated accounts arose other than in the ordinary course of conduct of business;

      2.23.no person other than the shareholders of the purchaser or employees of the company (in the latter case in respect only of their participation in a profit sharing scheme approved by the seller's remuneration committee for the current financial year, up to the effective date) will, on or after the implementation date, have any right to participate in any revenues or profits generated by the business;

      2.24.no resolution will have been passed by the members of the seller, SYFRETS or the company for its winding-up, and, as far as the seller is aware, no application for that winding-up will have been presented by any creditor or member of the seller at the closing date;

      2.25.neither the seller,  SYFRETS, any company nor any
           member,   agent,   employee   or   other   person
           authorised to act on its behalf has:-

           2.25.1.   established     or    maintained    any
                     unlawful   or   unrecorded    fund   or
                     corporate  monies  or  other  corporate
                     assets; or

           2.25.2. made or promised to make any bribe, kick-back, pay-off, or other unlawful payment of a similar or comparable nature, to any person or entity, private or public, regardless of form, whether in money, property or services with regard to the business;

      2.26.all the employees of the NIBAM group are listed in ANNEXURE F1 hereto;

      2.27.none of the employees is entitled to any exceptional leave privilege, accumulated leave, payment IN LIEU of leave, pension or the like, and, during the period of 12 (twelve) months ending immediately prior to the effective date, the terms of employment or remuneration payable to any such employees will not have been varied and compensation or other benefits payable on or in connection with the termination of or retirement from employment or office of any of those person will not have been agreed, except for:-

           2.27.1.   normal  salary  and other  remuneration
                     reviews in the ordinary course;

           2.27.2. changes arising from changes in the employment status of any of those persons (for instance, promotions and transfers) all of which have been in the ordinary course of the business; and

           2.27.3. the employees referred to in ANNEXURE F1 whose names are marked with asterisks, and whose terms and conditions of employment have been
                     amended      as       disclosed      to
                     representatives of TII;

      2.28.without limiting clause 2.27, no employee will be entitled to accumulated or accrued leave in excess of fifty working days;

      2.29.subject to the provisions of the Labour Relations Act, 1995, and with the exception of the employees referred to in clause 2.27.3 of this Annexure, the purchaser will, after the effective date, be legally entitled to terminate the employment of any of the employees on one month's notice;

      2.30.subject to the provisions of the Labour Relations Act, 1995, if any of the employees is retrenched by the purchaser after the effective date, that employee will not be contractually entitled to receive any compensation in excess of that provided for in section 196 of the Labour Relations Act, 1995 (which provides for payment of one week's pay for every completed year of service);

      2.31.no employee will be entitled to more than thirty six working days' leave for each 12 (twelve) months of completed service;

      2.32.no employee will on the effective date be entitled to participate in any employee share incentive or participation scheme, other than the NIBH Share Incentive Scheme, or the profit sharing scheme referred to in sub-clause 2.23;

      2.33.no employee will on the effective date have any claims for any bonuses, gratuities, share of profits or the like, other than through their participation in the profit sharing scheme referred to in sub-clause 2.23;

      2.34.the company has no obligations to contribute on behalf of any employee to any pension/provident fund scheme other than the Nedcor Group scheme in which the employees participate;

      2.35.neither NEDCOR INVESTMENT BANK LIMITED nor the company has unusual obligations to any of its employees arising from their employment contracts (and for purposes of this warranty any term which is not a "standard" term applicable to all employees or all employees of that particular class or category shall be considered as unusual).

3. Between the date of signature of the agreement and the implementation date, save as disclosed in the attached disclosure schedule -

      3.1. the company will continue to carry on its business in the ordinary, normal and regular course thereof and will not incur any liability or obligation or enter into any transaction or sell or alienate any of its assets otherwise than in the ordinary, normal and regular course of business;

      3.2. the company will continue to trade in accordance with the trading style presently adopted by it;
      3.3. there will be no material adverse change in the company's financial position;

      3.4. no transaction will be entered into and no assets will be acquired or disposed of and no liabilities will be incurred otherwise than in the normal, ordinary and regular course of the business.

4. At the effective date the company will have no liabilities other than those disclosed in the NIBAM effective date accounts, and at the implementation date the company will have no liabilities other than those disclosed in the NIBAM effective date accounts and other than those incurred between the effective date and the implementation date in the ordinary, normal and regular course of the company's business.

5. Save as disclosed in the schedule hereto, the NIBAM effective date accounts will reflect a financial position not materially worse than the financial position reflected in the NIBAM designated accounts.

6. All income tax and other statutory returns of the company which were due on or before the effective date have been submitted to the revenue or other competent statutory or regulatory authorities.

7. The institutional client portfolio list which is ANNEXURE F2 and the private client direct portfolio which is ANNEXURE F3, each accurately reflects the clients of the business constituting that portfolio as at the date set forth in that annexure and the values of the investments in each of the client portfolios at that date, and the unit trust portfolio list which is ANNEXURE F4 accurately reflects the unit trusts constituting that portfolio as at the date set forth in that annexure and the values of the portfolios in each of those unit trusts at that date.

8. The memorandum by Peter Brown dated 31 July 2000 accurately reflects the unutilized asset swap capacity in the portfolios in ANNEXURES F2, F3 AND F4 at 31 July 2000.

9. The execution, delivery and performance of this agreement by the seller and NEDCOR INVESTMENT BANK LIMITED does not and will not violate or result in the breach of any material provision of, or require the consent or approval of any person (other than as contemplated in clause 3 of the agreement) under -

      9.1. any   statute   or   government   or   regulatory
           authority regulation or rule;

      9.2. judgment or order of any court, or aware of any arbitration or equivalent tribunal;

      9.3. the memorandum or articles of association of the company.

10. The payment of any amounts under the agreement of NIBF will not cause TII or TGAL to breach or violate any South African law, regulation or rule.

       ANNEXURE G - SCHEDULE OF WARRANTIES GIVEN BY TII

1.    In this annexure -

      1.1. the "agreement" means the agreement to which this annexure is attached;

      1.2. the "business" means the asset management business and related activities presently conducted by the FAM group;

      1.3. a reference to "the company" is a reference to each of the members of the FAM group;

      1.4. a reference to "employees" is a reference to each employee listed in ANNEXURE G1 hereto;

      1.5. a  reference  to "marks"  means any  registered  or
           unregistered  trademarks,   trade  names  or  other
           devices used by the company;

      1.6. to the extent that at signature of the agreement, the effective date may already have passed, and accordingly the use of any tense may be inappropriate, the warranties shall be read in the appropriate tense;

      1.7. the warranties will be qualified by any disclosure made by TII in the attached disclosure schedule;

      1.8. to the extent that the agreement requires TII and/or the company to perform certain action(s) contrary to any warranty recorded herein, such warranty shall be subject to the relevant clause(s) of the agreement that require the performance of such action(s) to the extent necessary to facilitate the implementation of the agreement.

2.    On the effective date and on the implementation date -

      2.1. the company will be regularly incorporated as a company with limited liability according to the laws of the Republic of South Africa;

      2.2. no steps will have been taken in respect of the company in terms of section 73 of the Act;

      2.3. neither  the  company  nor  its  directors  will be
           under any obligation (whether contingently upon the exercise of any right or otherwise) to increase or reduce or otherwise alter its authorised or issued share capital;

      2.4. TII  will be  entitled  and  able to give  free and
           unencumbered   title  to  the  shares  referred  to
           clause 17.4 of the agreement;

      2.5. no person will have any right (including any option or right of first refusal) to acquire any of the shares or the claims or to subscribe for, take up or acquire any of the unissued shares in the capital of the company, present or future;

      2.6. no resolution will have been passed, nor will the company be obliged, to alter any of the rights attaching to any of the shares in the capital of the company or to alter the memorandum or articles of association of the company or to create or to issue any debentures;

      2.7. no person will have any right to obtain an order for the rectification of the register of members of the company;

      2.8. the company's books and records will have been properly maintained according to law and will in all material respects accurately reflect, in accordance with generally accepted and sound accounting principles and standards, all of the transactions entered into by the company or to which it is a party;

      2.9. no resolutions will have been passed by the directors or members of the company which will not be reflected in the minute books of the company or which have been submitted to the purchaser for inspection;

      2.10.as regards the business, TII will be able to give to the purchaser free and unencumbered title of the assets forming part of the business and the business itself;

      2.11.the business and its assets will be insured against the risks to which they are subject for amounts which accord with sound business practice for a period terminating not earlier than 60 days after the implementation date, all premiums due in respect of that insurance will have been paid and TII will have complied with all of the conditions to which liability of the insurers under those policies is subject;

      2.12.the company will not be in breach of any of its material statutory or other legal obligations in respect of the business;

      2.13.there are at the date of signature of this agreement by TII no disputes or pending litigation, arbitration, criminal, review or expropriation proceedings in respect of the company which are material to this transaction and neither TII nor the company is aware of any circumstances which may lead to any dispute or proceedings;

      2.14.no person other than the shareholders of the purchaser will have any rights in and to the assets of the business or the company;

      2.15.the use of the marks by the company does not infringe the rights of any third party;

      2.16.the  company  is a not a party  to any  proceedings
           under  the  Labour   Relations   Act  of  1995,  as
           amended, in respect of the employees;

      2.17.no material transaction will have been entered into in connection with the business since 30 June 2000 save in the ordinary and regular course of conduct of the business;

      2.18.the company will not have done or omitted to have done anything which would:-

           2.18.1.   materially    prejudice   the   continued
                     goodwill of the business;

           2.18.2.   materially   reduce   the  scope  of  the
                     business;

           2.18.3. result in any business associate ceasing to a material extent to transact  business  with the  company  or
                     to  vary   the   terms   upon   which  it
                     transacts   business   with  the  company
                     (but  this  sub-clause  2.18.3  shall not
                     apply  in   respect   of  the   contracts
                     constituting  the  institutional   client
                     portfolio or the private client direct portfolio of the business, as they are set out in ANNEXURE G2);

      2.19.the company is not aware of any facts, matters or circumstances which may give rise to:-

           2.19.1. any of the licences, consents, permits, approvals or other authorities required for the operation of the business being cancelled or not being renewed in the future or only being renewed subject to the imposition of onerous terms; or

           2.19.2.   the    cancellation   of   any   of   the
                     contracts   the   rights   to  which  the
                     seller is acquiring in terms of this agreement, whether as a result of any breach thereof by TII, the company or otherwise;

      2.20.this transaction does not constitute a breach of any of the material contractual obligations of TII or the company in respect of the business, nor will it entitle any person to terminate any contract to which the seller is acquiring rights to under this agreement;

      2.21.no person other than TII or a member of the TII group (as defined in the Shareholders Agreement, attached to the agreement as ANNEXURE C) is entitled to an order requiring the company to cease using any of the marks which it uses;

      2.22.none of the liabilities in the FAM designated accounts arose other than in the ordinary course of conduct of business;

      2.23.no  resolution   will  have  been  passed  by  the  company  for  its
           winding-up, and, as far as TII is aware, no application for that winding-up will have been presented by any creditor or member of the company at the closing date;

      2.24.neither TII, the company, any other company nor any member, agent, employee or other person authorised to act on its behalf has:-

           2.24.1. established or maintained any unlawful or unrecorded fund or corporate monies or other corporate assets; or

           2.24.2. made or promised to make any bribe, kick-back, pay-off, or other unlawful payment of a similar or comparable nature, to any person or entity, private or public, regardless of form, whether in money, property or services with regard to the business;

      2.25.all the employees of the FAM group are listed in ANNEXURE G1 hereto;

      2.26.none of the employees is entitled to any exceptional leave privilege, payment IN LIEU of leave, pension or the like, and, during the period of 12 (twelve) months ending immediately prior to the effective date, the terms of employment or remuneration payable to any such employees will not have been varied and compensation or other benefits payable on or in connection with the termination of or retirement from employment or office of any of those person will not have been agreed, except for:-

           2.26.1.   normal  salary  and  other   remuneration
                     reviews in the ordinary course;

           2.26.2. changes arising from changes in the employment status of any of those persons (for instance, promotions and transfers) all of which have been in the ordinary course of the business; and

           2.26.3. the employees referred to in ANNEXURE G1 whose names are marked with asterisks, and whose terms and conditions of employment have been amended as disclosed to representatives of the seller;

      2.27.without   limiting  clause  26,  no  employee  will  be  entitled  to accumulated or accrued leave in excess of fifty working days;

      2.28.subject to the provisions of the Labour Relations Act, 1995, and with the exception of the employees referred to in clause 2.26.3 of this Annexure, the purchaser will, after the effective date, be legally entitled to terminate the employment of any of the employees on one month's notice;

      2.29.subject to the provisions of the Labour Relations Act, 1995, if any of the employees is retrenched by the purchaser after the effective date, that purchaser will not be contractually entitled to receive any compensation in excess of that provided for in section 196 of the Labour Relations Act, 1995 (which provides for payment of one week's pay for every completed year of service);

      2.30.no employee will be entitled to more than thirty six working days' leave for each 12 (twelve) months completed service;

      2.31.no employee will on the effective  date be entitled
           to participate in any employee share incentive or participation scheme, other than the Franklin Resources Inc. Restricted Stock Bonus Plan and the 1998 Stock Option Plan;

      2.32.no employees will on the effective date have any claims for any bonuses, gratuities, share of profits or the like, other than through their participation in the profit sharing scheme referred to in sub-clause 2.31;

      2.33.the company has no  obligations  to  contribute  on
           behalf  of any  employee  to any  pension/provident
           fund  scheme   other  than  the   .................
           scheme in which the employees participate;

      2.34.the company has no unusual obligations to any of its employees arising from their employment contracts (and for purposes of this warranty any term which is not a "standard" term applicable to all employees or all employees of that particular class or category shall be considered as unusual).

3. Between the date of signature of the agreement and the implementation date, save as disclosed in the attached disclosure schedule :-

      3.1. the company will continue to carry on its business in the ordinary, normal and regular course thereof and will not incur any liability or obligation or enter into any transaction or sell or alienate any of its assets otherwise than in the ordinary, normal and regular course of business;

      3.2. the company will continue to trade in accordance with the trading style presently adopted by it;

      3.3. there will be no material adverse change in the company's financial position;

      3.4. no transaction will be entered into and no assets will be acquired or disposed of and no liabilities will be incurred otherwise than in the normal, ordinary and regulator course of the business.

4.    At  the   effective   date  the  company  will  have  no
      liabilities other than those disclosed in the FAM effective date accounts, and at the implementation date the company will have no liabilities other than those disclosed in the FAM effective date accounts and other than those incurred between the effective date and the implementation date in the ordinary, normal and regular course of the company's business.

5. Save as disclosed in the schedule hereto, the FAM effective date accounts will reflect a financial position not materially worse than the financial position reflected in the FAM designated accounts.

6. All income tax and other statutory returns of the company which were due on or before the effective date will have been submitted to the revenue or other competent statutory or regulatory authorities no later than the implementation date.

7. The institutional client, private client direct portfolio and the unit trust portfolio list which is ANNEXURE G2, accurately reflects the clients of the business constituting those portfolios and the values of the investments in each of those portfolios as at the date set forth in that annexure.

8. The executive, delivery and performance of this agreement by TII and the company does not and will not violate or result in the breach of any material provision of, or require the consent or approval of any person (other than as contemplated in clause 3 of the agreement) under -

      8.1. any statute or government or regulatory authority regulatory or rule;

      8.2. judgment or order of any court, or aware of any arbitration or equivalent tribunal;

      8.3. the memorandum or articles of association of the company.

9. The Net Asset Value of FT Manco as at the effective date shall equal or exceed the amount of R2 300 000,00 (two million three hundred thousand rand).

10. As regards the leases in respect of the following premises :-

      10.1. Harrow Court 2, Isle of Houghton
            Boundary Road, Parktown
            Johannesburg; and

      10.2. Letterstedt House, Fedsure on Main,
            Main Road, Claremont
            Cape Town; and

      10.3. Suite 6, 9 Frosterly,
            Frosterly Park
            La Lucia Ridge

     the landlord, insofar as may be required, will prior to the implementation date, have approved the change of shareholding in the purchaser and the landlord will approve thereto..

ANNEXURE H - FORM OF UNDERTAKING TO THE FINANCIAL SERVICES BOARD

                                                                      ANNEXURE C

                                A G R E E M E N T

                              entered into between

                          TEMPLETON INTERNATIONAL, INC.

  (a company incorporated in accordance with the laws of the State of Delaware with its principal place of business at Suite 2100, 500 East Broward Boulevard

                        Fort Lauderdale, Florida, 33394)
                          (Corporate File No. 230 9185)

                                       and

                     NEDCOR INVESTMENT BANK HOLDINGS LIMITED
                     ---------------------------------------
          (a company duly incorporated in the Republic of South Africa with its principal place of business at 1 Newtown Avenue, Killarney)
                        (Registration No. 1963/003972/06)

                                       and

      FRANKLIN TEMPLETON ASSET MANAGEMENT (PROPRIETARY) LIMITED (a company incorporated in accordance with the laws of the Republic of South

          Africa with its principal place of business at Harrow Court, Isle of Houghton, Boundary Road, Parktown)

                        (Registration No. 1997/009637/07)

                                       and

                        TEMPLETON GLOBAL ADVISORS LIMITED

  (acompany incorporated in accordance with the laws of the Commonwealth of the Bahamas with its principal place of business at Lyford Cay, Nassau,

                                    Bahamas)
                             (Reference No. 38,984)

                                TABLE OF CONTENTS

CLAUSE NO.           DESCRIPTION                            PAGE

1.    INTERPRETATION AND PRELIMINARY.........................1

2.    CONFLICTS WITH MEMORANDUM AND/OR
      ARTICLES OF ASSOCIATION................................7

3.    ISSUE OF SHARES........................................8

4.    APPOINTMENT OF DIRECTORS...............................8

5.    QUORUM FOR DIRECTORS' MEETINGS.........................9

6.    QUORUM FOR SHAREHOLDERS' MEETINGS.....................10

7.    OFFICERS..............................................10

8.    RESOLUTIONS...........................................12

9.    GOVERNANCE AND MANAGEMENT.............................14

10.   GENERAL PROVISIONS RELATING TO TRANSFERS OF SHARES....16

11.   PUT...................................................23

12.   CALL..................................................27

13.   DISPOSALS OF SHARES...................................30

14.   NAME OF THE PURCHASER AND BRANDING....................37

15.   EXCLUSIVITY...........................................38

16.   EMPOWERMENT ASSET MANAGEMENT COMPANY..................41

17.   RESTRUCTURING AND OTHER CHARGES.......................41

18.   LODGING OF SHARES.....................................41

19.   CAPITAL AND LOAN ACCOUNTS.............................42

20.   GOOD FAITH............................................44

21.   RIGHT OF MEMBERS TO INSPECT BOOKS OF THE COMPANY......44

22.   APPLICATION OF THE SHAREHOLDERS' AGREEMENT TO
      SUBSIDIARIES OF THE COMPANY...........................44

CLAUSE NO.           DESCRIPTION                           PAGE

23.   WHOLE AGREEMENT, NO AMENDMENT.........................44

24.   OPERATIONAL ISSUES....................................46

25.   NOTICES...............................................46

26.   COSTS.................................................49

27.   GOVERNING LAW.........................................49

28.   ARBITRATION...........................................49

ANNEXURE A - TII GROUP NAMES.................................1

ANNEXURE B - NIBH GROUP NAMES................................1

ANNEXURE C - CATEGORIES OF SERVICES..........................1

WHEREBY IT IS AGREED AS FOLLOWS :
-------------------------------

1.    INTERPRETATION AND PRELIMINARY

      The headings of the clauses in this agreement are for the purpose of convenience and reference only and shall not be used in the interpretation of nor modify nor amplify the terms of this agreement nor any clause hereof. Unless a contrary intention clearly appears -

      1.1. words importing -

           1.1.1.    any one gender include the other two genders;

           1.1.2.    the singular include the plural and VICE VERSA;  and

           1.1.3. natural persons include created entities (corporate or unincorporate) and the state and VICE VERSA;

      1.2. the  following  terms  shall  have  the  meanings  assigned  to them
           hereunder   and  cognate   expressions   shall  have   corresponding
           meanings, namely -

           1.2.1. "business" means the provision of asset management and related services;

           1.2.2.    "company"  means  FRANKLIN   TEMPLETON  ASSET   MANAGEMENT
                     (PROPRIETARY) LIMITED;

           1.2.3.    "FR" means FRANKLIN RESOURCES INC;

           1.2.4. "implementation date" means the implementation date as defined in the merger agreement;

           1.2.5. "initial period" means the period of 21 (twenty one) months reckoned from midnight on the last day of the calendar month during which the implementation date occurs;

           1.2.6. "merger agreement" means the agreement to which this agreement is attached as ANNEXURE C;

           1.2.7.    "NEDCOR" means NEDCOR LIMITED;

           1.2.8. "NIBH" means NEDCOR INVESTMENT BANK HOLDINGS LIMITED and a reference to NIBH embraces a reference to any permitted successor-in-title;

           1.2.9. "NIBH group" means NIBH and its subsidiaries and NEDCOR and NEDCOR's subsidiaries from time to time;

           1.2.10.   "QUANTS"    means     QUANTITATIVE     ASSET    MANAGEMENT
                     (PROPRIETARY) LIMITED;

           1.2.11. "shareholders" means the registered shareholders in the company from time to time;

           1.2.12. "strike price" for the purposes of clauses 11 and 12 means the price determined by applying the following formula:-


                         x = a [1,2% * b) + (2,45% * c)]


                     where:-
                               x =  strike price;
                               a =  the   percentage   equivalent  to  the  TII
                                    group's  percentage   shareholding  in  the
                                    company as at the relevant effective date;
                               b =  the  average  of  the  company's  audited
                                    month-end    institutional    funds    under
                                    management  over  the 6 (six)  month  period
                                    ending on the last day of the calendar month
                                    preceding   the  month   during   which  the
                                    relevant effective date occurs;

                               c = the average of the company's audited month-end non-institutional funds under management over the 6 (six) month period ending on the last day of the calendar month preceding the month during which the relevant effective date occurs;

           1.2.13. "subsidiary" means a subsidiary as defined in and contemplated by the South African Companies Act, Act No 61 of 1973;

           1.2.14. "territory" means the countries comprising the South African Development Community;

           1.2.15.   "TGAL" means TEMPLETON GLOBAL ADVISERS LIMITED;

           1.2.16. "TII" means TEMPLETON INTERNATIONAL, INC. and a reference to TII embraces a reference to any permitted successor-in-title;

          1.2.17. "TII group" means TII and its subsidiaries and FR and FR's subsidiaries from time to time;

          1.2.18.    "trigger event" shall mean:-

                1.2.18.1.      NIBH ceasing to be a subsidiary of NEDCOR; and/or

                1.2.18.2.      TII ceasing to be a subsidiary of FR; and/or

                 1.2.18.3. a third party (excluding a trust for the benefit of the disposing shareholders and/or their descendants but only for so long as the trust is for the benefit of those persons) acquiring beneficially, whether directly or indirectly, more than 25% (twenty five per cent) of the issued share capital of NIBH; and/or

                 1.2.18.4. a third party (excluding a trust for the benefit of the disposing shareholders and/or their descendants but only for so long as the trust is for the benefit of those persons) acquiring beneficially, whether directly or indirectly more than 25% (twenty five per cent) of the issued share capital of TII;

                1.2.18.5. a meeting of directors or shareholders is adjourned for the third (or more) successive occasion for want of a quorum;

      1.3. any reference in this agreement to "date of signature hereof" shall be read as meaning a reference to the date of the last signature of this agreement;

      1.4. any reference to an enactment is to that enactment as at the date of signature hereof and as amended or re-enacted from time to time;

      1.5. if any provision in a definition is a substantive provision conferring rights or imposing obligations on any party, notwithstanding that it is only in the definition clause, effect shall be given to it as if it were a substantive provision in the body of the agreement;

      1.6. when any number of days is prescribed in this agreement, same shall be reckoned exclusively of the first and inclusively of the last day unless the last day falls on a Saturday, Sunday or public holiday, in which case the last day shall be the next succeeding day which is not a Saturday, Sunday or public holiday;

      1.7. where figures are referred to in numerals and in words, if there is any conflict between the two, the words shall prevail;

      1.8. expressions defined in this agreement shall bear the same meanings in schedules or annexures to this agreement which do not themselves contain their own conflicting definitions;

      1.9. the use of any expression in this agreement covering a process available under South African law such as a winding-up (without limitation EIUSDEM GENERIS) shall, if any of the parties to this agreement is subject to the law of any other jurisdiction, be construed as including any equivalent or analogous proceedings under the law of such jurisdiction;

      1.10. where any term is defined within the context of any particular clause in this agreement, the term so defined, unless it is clear from the clause in question that the term so defined has limited application to the relevant clause, shall bear the meaning ascribed to it for all purposes in terms of this agreement, notwithstanding that that term has not been defined in this interpretation clause;

      1.11. the expiration or termination of this agreement shall not affect such of the provisions of this agreement as expressly provide that they will operate after any such expiration or termination or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this;

      1.12. the rule of construction that the contract shall be interpreted against the party responsible for the drafting or preparation of the agreement, shall not apply.

2.    CONFLICTS WITH MEMORANDUM AND/OR ARTICLES OF ASSOCIATION

      2.1. If there is any conflict between the provisions of this agreement and the memorandum and articles of association of the company at any time, the provisions of this agreement shall prevail.

      2.2. If required by any of the shareholders, the shareholders and the company undertake to take all such steps and do all such things as may be necessary to alter (promptly after a notice of such request is given to the company) the memorandum and articles of association of the company so as to reflect, insofar as may be appropriate, the provisions of this agreement.

3.    ISSUE OF SHARES

      After the implementation date, no shares in the capital of the company shall be issued other than by way of a PRO RATA rights offer to the shareholders at the time. If any shareholder does not personally follow its rights, it shall be deemed to have renounced same to the other shareholders who do follow their rights in the same proportions as they follow their rights.

4.    APPOINTMENT OF DIRECTORS

      4.1. TII shall be entitled  by written  notice to the company to appoint 5
           (five) directors of the company. TII shall be entitled to remove any such directors appointed and to replace any such director who is so removed or who ceases for any reason other than pursuant to clause
           4.2 to be a director of the company. NIBH shall be entitled by written notice to the company to appoint 5 (five) directors of the company. NIBH shall be entitled to remove any such directors appointed and to replace any such director who is so removed or who ceases for any reason other than pursuant to clause 4.2 to be a director of the company. Each of TII and NIBH is entitled to appoint alternate directors.

      4.2. If TII or NIBH disposes of all of its shares, it shall, unless the remaining shareholder agrees otherwise, remove any directors of the company appointed by it as directors of the company without any claims for compensation -

           4.2.1.    if  such   shares   are   acquired   by   other   existing
                     shareholders in the company, on payment in full of the purchase price by those purchasing shareholders; or

           4.2.2. if such shares are to be acquired by a third party, on the implementation of the sale agreement with the third party and the shareholder which appointed such directors indemnifies the company if the directors fail or refuse to resign.

5.    QUORUM FOR DIRECTORS' MEETINGS

      A meeting of directors shall be convened on not less than 14 (fourteen) days written notice. It is intended that directors' meetings will be convened quarterly. The quorum for any directors' meetings of the company shall be 2 (two) non-executive directors appointed by TII and 2 (two) non-executive directors appointed by NIBH or the alternate(s) of any such director, provided that if, within 30 (thirty) minutes from the time appointed for a meeting, a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place or, if that day be a public holiday, a Saturday or a Sunday, to the next succeeding day other than a public holiday, a Saturday or a Sunday, provided that if within 30 (thirty) minutes from the time appointed for the meeting a quorum is not present, the meeting shall again stand adjourned as aforesaid and this procedure shall continue until a quorum is present.

6.    QUORUM FOR SHAREHOLDERS' MEETINGS

      A shareholders' meeting shall be convened on not less than 14 (fourteen) days written notice. The quorum for shareholders' meetings of the company shall be TII and NIBH present in person or by proxy, provided that if, within 30 (thirty) minutes from the time appointed for a meeting, a quorum is not present, the meeting shall stand adjourned to the same day in the next week, at the same time and place or, if that day be a public holiday, a Saturday or a Sunday, to the next succeeding day other than a public holiday, a Saturday or a Sunday, provided that if within 30 (thirty) minutes from the time appointed for the meeting a quorum is not present, the meeting shall again stand adjourned as aforesaid and this procedure shall continue until a quorum is present.

7.    OFFICERS

      7.1. NIBH shall appoint the person to preside as the Chairperson of any:-

           7.1.1.    shareholders' meeting;

           7.1.2.    directors'  meeting  from  amongst  the  directors  on the board,
           during the first year of this agreement and thereafter such Chairpersons shall be appointed in respect of each succeeding year in rotation by NIBH and TII. Such Chairpersons shall not have a casting vote.

      7.2. TII shall appoint the chief operating officer of the company whose appointment shall be subject to the prior written approval of NIBH which approval shall not be withheld unreasonably. To the extent that the remuneration package payable from time to time to the chief operating officer exceeds, in cost to the company, the package that would in the ordinary and normal course be paid to such an officer employed by another company of comparable size engaged in the business of asset management in South Africa, such excess portion shall not be paid by the company but shall be the responsibility of TII and shall be paid by TII or a party nominated by TII.

      7.3. NIBH shall appoint the chief executive officer of the company whose appointment shall be subject to the prior written approval of TII which approval shall not be withheld unreasonably. To the extent that the remuneration package payable from time to time to the chief executive officer exceeds, in cost to the company, the package that would in the ordinary and normal course be paid to such an officer employed by another company of comparable size engaged in the business of asset management in South Africa, such excess portion shall not be paid by the company but shall be the responsibility of and shall be paid by NIBH.

      7.4. It is recorded that each of the shareholders shall bear the costs of reasonable travel expenses incurred by directors appointed by it in attending meetings of the board.

8.    RESOLUTIONS

      8.1. Resolutions of directors of the company in order to be of force and effect must be approved unanimously by the directors (or their alternates) present at a meeting.

      8.2. In circumstances where there is a failure to achieve unanimity on a resolution at a directors' meeting, the resolution in question shall be referred for determination to the shareholders.

      8.3. Resolutions of shareholders of the company in order to be of force and effect must be approved unanimously by the shareholders of the company present at any meeting in person or by proxy. In circumstances where there is a failure to achieve unanimity on a resolution at a shareholders' meeting, the resolution in question shall fail.

      8.4. Resolutions signed in writing by all the directors or shareholders (as the case may be) shall be as valid and effectual as if passed at a meeting of directors or shareholders, as the case may be.

      8.5. In the case of matters requiring urgent resolution or, if for any reason it is impracticable to meet or pass a resolution as contemplated by the Articles of Association of the company, proceedings may be conducted by utilising telephone or video conference facilities, provided that the required quorum is met. A resolution agreed to unanimously by the directors or shareholders, as the case may be, participating during the course of such proceedings shall be as valid and effectual as if it had been passed at a meeting of the directors or shareholders, as the case may be, duly called and constituted. The secretary of the company shall as soon as is reasonably possible after such meeting has been held, be notified thereof by the relevant parties to the meeting, and the secretary shall prepare a written minute thereof.

      8.6. If any resolution of the company is proposed that the company institute any legal proceedings against any shareholder or any member of a group of which the shareholder forms part or any director of the company, such resolution shall be deemed to be within the shareholders' domain not the directors' domain. If any shareholder vetos any such resolution, and as a result the requisite majority to pass the resolution cannot be obtained then, provided that the remaining shareholders furnish an indemnity to the company against all costs, losses or damages of whatsoever nature which the company may sustain in bringing any such legal proceedings, such vetoing shareholder shall be deemed to have voted in favour of the resolution.

9.    GOVERNANCE AND MANAGEMENT

      9.1. As soon as reasonably possible after the merger agreement becomes unconditional, the shareholders will procure that structures are put into place to ensure that:-

           9.1.1.    the  company  is  managed  and its  affairs  conducted  in
                     accordance   with  the  highest   standards  of  corporate
                     governance; and

           9.1.2. the business and affairs of the company will be managed and conducted professionally and efficiently within such corporate governance structures.

      9.2. To this end, the shareholders shall procure that, as soon as reasonably possible after the implementation date:-

           9.2.1. appropriate corporate governance principles are formulated and adopted. This will include, INTER ALIA the appointment of an audit committee and a remuneration committee which will report to the board of directors of the company;

           9.2.2. formulate a "household policy document" which will incorporate principles, policies, guidelines and directives regarding the implementation of the merger and the ongoing management of the business including, INTER ALIA:-

                  9.2.2.1.     the appointment of management and the
                               establishment of  a  management committee   which
                               representatives of the shareholders shall be entitled to attend;

                  9.2.2.2. the basis upon which authority is delegated by the board to management and the levels of authority so delegated including, but without limitation, authority regarding capital expenditure, borrowings and signing powers;

                  9.2.2.3. reporting procedures applicable to management and to the executive members of the board, it being recorded in this regard that (a) the chief executive officer will report to a director designated by the board and (b) the chief operating officer will report to the board in relation to those issues designated by the board from time to time and to the chief executive officer in relation to all other matters;

                  9.2.2.4. risk and compliance procedures and accounting practices and standards.

      9.3. It is recorded that the board of NIBH has, at a duly convened meeting confirmed its intention to make Messrs I Botha and J Bestbier available, subject to their agreement, to devote sufficient time to the business and affairs of the company, over and above their duties and functions as non-executive directors of the company and within the parameters of the structures contemplated by clauses 9.1 and 9.2, so as to assist in ensuring the growth and success of the company and the maximisation of shareholder value.

10.   GENERAL PROVISIONS RELATING TO TRANSFERS OF SHARES

     10.1. Unless otherwise agreed in writing by all the shareholders of the company but subject to the provisions of clause 10.2, a shareholder may sell or otherwise dispose of or transfer (including but not limited to EJUSDEM GENERIS by way of donation or dividend) the shares held by it in the company only in terms of the provisions of this agreement specifically providing for disposal, and only if, in one and the same transaction, it likewise sells, disposes of or alienates a PRO RATA share of its claim against the company on loan account ("loan account"). Accordingly, all references in this agreement and in the lien, transmission and forfeiture provisions of the articles of association of the company to the offer, sale, disposal, alienation, transfer or transmission of a share in the company shall, unless the context otherwise requires, be deemed to apply also to the PRO RATA share of the loan account of the holder of such share and to any rights offers or allotments.

      10.2.

           10.2.1. It is recorded that notwithstanding the provisions of clause 10.1, an exception has been made in regard to TII such that TII's claims on loan account against the company will pursuant to the merger agreement be acquired and held by TGAL and/or one or more other TII group companies nominated by TII. Similarly it is agreed that any additional funding that shareholders may be obliged to provide to the company from time to time in accordance with the provisions of clause 19 will, in the case of TII, be contributed by TGAL and/or one or more other TII group companies nominated by TII. For the purposes of this clause 10, the holder/s of all such claims on loan account shall hereinafter be referred to as "the designated loan account holder".

           10.2.2. Notwithstanding the aforegoing, the company and NIBH shall be entitled to regard TII and not the designated loan account holder as the loan account creditor as if it and not the designated loan account holder was the actual loan account creditor, and as regards any obligations imposed on a shareholder VIS-A-VIS its claim on loan account against the company, the company and NIBH shall be entitled to enforce compliance of those obligations by TII and TII shall be obliged to procure that the designated loan account holder complies with such obligations.

           10.2.3.For the avoidance of doubt and by way of example only:-

                  10.2.3.1. to the extent that a shareholder is obliged to capitalise its claim on loan account against the company in terms of this agreement or any other agreement between the shareholders of the company, TII shall be obliged to subscribe for the appropriate number of additional shares in the capital of the company, at the appropriate subscription price, and the proceeds will be utilised to repay the relevant portion of the designated loan account holder's claim against the company;

                    10.2.3.2. if TII disposes of its shares in the capital of the company, the designated loan account holder shall be obliged, as provided for in clause 10.1, to dispose of its claims on loan account against the company to the purchaser of TII's shares and TII shall be obliged to procure that the designated loan account holder complies with such obligations.

     10.3. Subject to clause 10.7-

         10.3.1. all (and not part only of) the shares held by TII may, provided that the transferee is approved by NIBH in writing which approval it may not withhold unreasonably, be transferred by TII to any other member of the TII group and VICE VERSA and from any member of the TII group to any other member of the TII group (provided that if it ceases to be a member of the TII group, it shall transfer same to any other member of the TII group within 30 (thirty) days of such cessation failing which TII shall be deemed to have offered all its shares to NIBH at the strike price and the provisions of clauses 13.1.2 (save in relation to the identity of a third party purchaser), 13.1.3 (excluding 13.1.3.1) and 13.1.4 shall apply MUTATIS MUTANDIS on the basis that the offer will be deemed to have been received by NIBH when NIBH becomes aware that transfer to any other member of the TII group did not occur within the said 30 (thirty) day period following such cessation);

           10.3.2. all (and not part only of) the shares held by NIBH may , provided that the transferee is approved by TII in writing which approval it may not withhold unreasonably, be transferred by NIBH to any other member of the NIBH group and VICE VERSA and from any member of the NIBH group to any other member of the NIBH group (provided that if it ceases to be a member of the NIBH group, it shall transfer same to any other member of the NIBH group within 30 (thirty)days of such cessation failing which NIBH shall be deemed to have offered all its shares to TII at the strike price and the provisions of clauses 13.2.2 (save in relation to the identity of a third party purchaser), 13.2.3 (excluding 13.2.3.1) and 13.2.4 shall apply MUTATIS MUTANDIS on the basis that the offer will be deemed to have been received by TII when TII becomes aware that transfer to any other member of the NIBH group did not occur within the said 30 (thirty) day period following such cessation), provided however that:

           10.3.3. TII, by its signature hereto, binds itself as surety for and co-principal debtor IN SOLIDUM with any transferee contemplated by clause 10.3.1 for the due and punctual fulfilment and performance by the transferee of all its obligations hereunder;

           10.3.4. NIBH, by its signature hereto, binds itself as surety for and co-principal debtor IN SOLIDUM with any transferee contemplated by clause 10.3.2 for the due and punctual fulfilment and performance by the transferee of all its obligations hereunder.

     10.4. Any disposal of shares to any non-shareholder of the company (including as contemplated by clauses 10.3.1 and 10.3.2) shall be subject to the condition that the transferee shall undertake in writing not, whilst it is a shareholder, to operate in competition to the business of the company by providing asset management services in the territory that are substantially the same as those provided by the company.

     10.5. Subject to clause 10.7, transfer of any shares acquired in terms of the provisions of this agreement, shall be given to the person so acquiring them.

     10.6. Except as provided in any express provision of this agreement, or in any written agreement in force between all the shareholders, no share may be disposed of, pledged or transferred without the written consent of all shareholders, which consent shall not be withheld unreasonably.

     10.7. Notwithstanding anything to the contrary herein contained, no shares shall be transferred to a non-shareholder unless:-

           10.7.1. the shares constitute all (and not fewer) of the shares in the company held by the transferor;

           10.7.2. the non-shareholder agrees to be bound by any written agreement in force between the company and its shareholders and/or between the shareholders governing their relationship as shareholders in the company and nominates an address for the purposes of clause 25.

     10.8. Any shareholder which disposes of its shares as contemplated by clause 13 shall be entitled to stipulate as a condition of such sale that -

           10.8.1. the disposing shareholder shall be released as a surety or guarantor or indemnitor on behalf of the company,subject to the purchaser of the shares in question binding itself as surety or guarantor or indemnitor in its stead; or

           10.8.2. if the release contemplated in clause 10.8.1 cannot be achieved, or pending such release being implemented, the disposing shareholder shall be indemnified by the purchaser of the shares against any claims made against the disposing shareholder by reason of such suretyship, guarantee or indemnity. Such purchaser shall be liable for any amount payable in terms hereof together with value-added tax thereon.

     10.9. The transferee of any shares and loan accounts acquired in terms of this agreement, shall pay the stamp duty and any other similar duties payable thereon.

    10.10. The company will be entitled, with effect from the effective date of a sale pursuant to the exercise of a put or call as contemplated by clauses 11 and 12, to the benefit of all ongoing income, of the type received by it prior to the effective date, flowing from transactions concluded prior to the effective date.

    10.11. For the purposes of this clause 10, any transfer and/or disposal of shares among members of the TII group or among members of the NIBH group shall be treated as a transfer or disposal to a shareholder of the company.

11.   PUT

     11.1. TII shall be entitled

                 (a)  at any time after the initial period;

                 (b) within the initial period or at any time thereafter if pursuant to the occurrence of a trigger event,

           by giving written notice to this effect, to put all (but not a portion only) of the TII group's shares in and claims on loan account against the company to NIBH (provided that in the event of the put being exercised pursuant to the occurrence of a trigger event, such written notice shall be given within (but not after) 60 (sixty) days after the date upon which the occurrence of the relevant trigger event comes to the attention of TII) in which event a sale of such shares and claims shall be deemed to have been concluded on the following terms and conditions:-

           11.1.1. the shares and claims shall be acquired with effect from the date on which the notice was given ("the effective date") from which date all risk in and benefits attaching to the shares and claims shall pass to NIBH;

           11.1.2.    the purchase price of the shares and claims shall be:-

                 11.1.2.1. an  amount  equal to the  strike  price  less  12,5%
                           (twelve comma five per cent) thereof; provided that

                 11.1.2.2. if the  put  was  exercised  by TII  pursuant  to the occurrence of a trigger event, the purchase price of the shares and claims shall be an amount equal to the strike price unless the trigger event was that contemplated by clause 1.2.18.5 and TII's appointees on the board or TII itself, as the case may be, was responsible for the failure to achieve a quorum on each occasion, in which event the purchase price of the shares and claims shall be an amount equal to the strike price less 12,5% (twelve comma five per cent);

           11.1.3.    the purchase price shall be payable on the later of:-

                  11.1.3.1. the expiry of 90 (ninety) days reckoned from the effective date; and

                  11.1.3.2. the date upon which the sale becomes unconditional; and

                  11.1.3.3.    in the event of:-

                               (a) a dispute as contemplated by clause 11.2; and

                               (b) it being determined that the put was
                                   exercised pursuant to a trigger event,

                               the date of such determination.

           11.1.4. the sale shall be subject to a suspensive condition, namely the approval, to the extent necessary, of all regulatory and other competent authorities (including the Competition Commission) provided that if the suspensive condition has not been fulfilled within 180 (one hundred and eighty) days of the effective date (or such later date as the parties may agree to in writing) by reason of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority, the sale shall never become effective;

           11.1.5. if the sale does not become effective by reason of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority, TII shall not, until the lapse of a period of 12 (twelve) months reckoned from the failure of the suspensive condition, be entitled again to exercise its rights under this clause 11. Thereafter, in the event of a sale not becoming effective by virtue of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority pursuant to a subsequent exercise of the put, the put may be exercised only once in each successive 12 (twelve) month cycle;

           11.1.6.   TII and NIBH  undertake to use their best  endeavours  to
                     procure  the  fulfilment  of  the  suspensive   condition
                     referred to in clause 11.1.4.

     11.2. If there is a dispute between the parties as to whether or not the put was exercised pursuant to the occurrence of a trigger event, such dispute shall be determined in accordance with the provisions of clause 28.

12.   CALL

     12.1. NIBH shall be entitled

                 (a)  at any time after the initial period;

                 (b) within the initial period or at any time thereafter if pursuant to the occurrence of a trigger event,

           by giving written notice to this effect, to call upon TII to sell to it all (but not a portion only) of the TII group's shares in and claims on loan account against the company to NIBH (provided that in the event of the call being exercised pursuant to the occurrence of a trigger event, such written notice shall be given within (but not after) 60 (sixty) days after the date upon which the occurrence of the relevant trigger event comes to the attention of NIBH) in which event a sale of such shares and claim shall be deemed to have been concluded on the following terms and conditions:-

           12.1.1. the shares and claims shall be acquired with effect from the date on which the notice was given ("the effective date") from which date all risk in and benefits attaching to the shares and claims shall pass to NIBH;

           12.1.2.   the purchase price of the shares and claims shall be,

                  12.1.2.1. an amount equal to the strike price plus 12,5% (twelve comma five per cent) thereof; provided that

                  12.1.2.2. if the call was exercised by NIBH pursuant to the occurrence of a trigger event, the purchase price of the shares and claims shall be an amount equal to the strike price unless the trigger event was that contemplated by clause 1.2.18.5 and NIBH's appointees on the board or NIBH itself, as the case may be, was responsible for the failure to achieve a quorum on each occasion, in which event the purchase price of the shares and claims shall be an amount equal to the strike price plus 12,5% (twelve comma five per cent);

           12.1.3.   the purchase price shall be payable on the later of:-

                  12.1.3.1. the expiry of 90 (ninety) days reckoned from the effective date; and

                  12.1.3.2. the date upon which the sale becomes unconditional; and

                  12.1.3.3.    in the event of:-

                           (a) a dispute as contemplated by clause 12.2; and

                           (b) it being  determined that the call was exercised
                               pursuant to the occurrence of a trigger event,

                           the date of such determination.

           12.1.4. the sale shall be subject to a suspensive condition namely the approval, to the extent necessary, of all regulatory and other competent authorities (including the Competition Commission), provided that if the suspensive condition has not been fulfilled within 180 (one hundred eighty) days of the effective date (or such later date as the parties may agree to in writing) by reason of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority, the sale shall never become effective;

           12.1.5. if the sale does not become effective by reason of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority, NIBH shall not, until the lapse of a period of 12

                     (twelve) months reckoned from the failure of the suspensive condition, be entitled again to exercise its rights under this clause 12. Thereafter, in the event of a sale not becoming effective by virtue of the disapproval of the transaction by the Competition Commission or any other competent regulatory authority pursuant to a subsequent exercise of the call, the call may be exercised only once in each successive 12 (twelve) month cycle;

           12.1.6.   TII and NIBH  undertake to use their best  endeavours  to
                     procure  the  fulfilment  of  the  suspensive   condition
                     referred to in clause 12.1.4.

     12.2. If there is a dispute between the parties as to whether or not the call was exercised pursuant to the occurrence of the trigger event, such dispute shall be determined MUTATIS MUTANDIS in accordance with the provisions of clause 28.

13.   DISPOSALS OF SHARES

     13.1. DISPOSAL BY TII

           13.1.1. The provisions of this clause 13.1 shall apply only in the event of TII having exercised its put in terms of clause 11 but the sale not becoming effective by virtue of the non-fulfilment of the suspensive condition.

           13.1.2. When it is intended by TII to dispose of its shares (other than in terms of clause 11) TII shall, in writing, offer all (and not a portion only) of its shares to NIBH ("the offer"), stating the price (which shall sound in money in South African currency) and the terms of payment required by it and no other terms shall be stipulated save for that contemplated in clauses 10.7.2 and 10.8 and if it intends selling or otherwise disposing or transferring all its shares to a particular third party if the offer is not accepted by the other shareholders, it shall disclose the name of such third party.

           13.1.3. If, within 90 (ninety) days after the receipt of the offer during which period the offer shall be irrevocable ("the offer period"), it is not accepted in writing in respect of all the shares offered, by NIBH, then if -

                  13.1.3.1. a third party was named in the offer, TII may within a further 90 (ninety) days or such extended period as the parties may agree in writing, but not thereafter without again making an offer to NIBH in terms of clause 13.1, dispose of the shares offered (but not fewer) to the third party only, at a price not lower and on terms not more favourable to such person than the price at and terms on which NIBH was entitled to purchase them;

                  13.1.3.2. a third party was not named in the offer, TII shall notify NIBH in writing of the proposed third party acquirer after finding a third party acquirer (but if no such notice is received by NIBH within 60 (sixty) days after the expiry of the offer period, TII shall if it wishes to dispose of the shares, be obliged to recommence entirely the procedure in this clause 13.1) and the offer shall be deemed to have been made to NIBH for a period of 48 (forty-eight) hours from such notification on the same terms (during which it shall be irrevocable). If it is not accepted by NIBH in writing within 48 (forty-eight) hours in respect of all the shares offered, by NIBH, TII may dispose of the shares offered (but not fewer) to such third party (provided such disposal occurs within 30 (thirty) days of the expiry of the 48 (forty eight) hour period referred to above, but not thereafter without again making an offer to NIBH in terms of this clause 13.1), to such named third party at a price not lower and on terms not more favourable to such person than the price and terms at and on which was entitled to purchase them.

           13.1.4. The fact that TII gives any third party such warranties as would be usual for transactions of such a nature, such shall not constitute terms more favourable than those given to NIBH who will not be given any warranties; save that TII shall be deemed to have warranted in favour of NIBH that it will be the registered and beneficial owner of its shares which will constitute all of the issued shares in the capital of the company held by it and will be able to give free and unencumbered title thereof to NIBH or its nominee.

           13.1.5. It is recorded for the sake of clarity and the avoidance of doubt that a reference in this clause 13.1 to a third party is a reference to one third party only and as such for this purpose the singular does not include the plural.

     13.2. DISPOSAL BY NIBH

         13.2.1. The provisions of this clause 13.2 shall apply only in the event of NIBH having exercised its call in terms of clause

                                                       Page 34
04515MAM.ACF
ACF/gl/13d/0e/04122000

NEDC6093-078
SHAREHOLDERS AGREEMENT


           13.2.1. 12 but the sale not becoming effective by virtue of the non-fulfilment of the suspensive condition.

           13.2.2. When it is intended by NIBH to dispose of its shares (other than in terms of clause 12 NIBH shall, in writing, offer all (and not a portion only) of its shares to TII ("the offer"), stating the price (which shall sound in money in South African currency) and the terms of payment required by it and no other terms shall be stipulated save for that contemplated in clauses 10.7.2 and 10.8 and if it intends selling or otherwise disposing or transferring all its shares to a particular third party if the offer is not accepted by the other shareholders, it shall disclose the name of such third party.

           13.2.3. If, within 90 (ninety) days after the receipt of the offer during which period the offer shall be irrevocable ("the offer period"), it is not accepted in writing in respect of all the shares offered, by TII, then if -

                  13.2.3.1. a third party was named in the offer, NIBH may within a further 90 (ninety) days or such extended period as the parties may agree in writing, but not thereafter without again making an offer to TII in terms of clause 13.2, dispose of the shares offered (but not fewer) to the third party only, at a price not lower and on terms not more favourable to such person than the price at and terms on which TII was entitled to purchase them;


                  13.2.3.2. a third party was not named in the offer, NIBH shall notify TII in writing of the proposed third party acquirer after finding a third party acquirer (but if no such notice is received by TII within 60 (sixty) days after the expiry of the offer period, NIBH shall if it wishes to dispose of the shares, be obliged to recommence entirely the procedure in this clause 13.2) and the offer shall be deemed to have been made to TII for a period of 48 (forty-eight) hours from such notification on the same terms (during which it shall be irrevocable). If it is not accepted by TII in writing within 48 (forty-eight) hours in respect of all the shares offered, NIBH may dispose of the shares offered (but not fewer) to such third party (provided such disposal occurs within 30 (thirty) days of the expiry of the 48 (forty eight) hour period referred to above, but not thereafter without again making an offer to TII in terms of this clause 13.2), to such named third party at a price not lower and on terms not more favourable to such person than the price and terms at and on which it was entitled to purchase them.

           13.2.4. The fact that NIBH gives any third party such warranties as would be usual for transactions of such a nature, such shall not constitute terms more favourable than those given to TII who will not be given any warranties; save that NIBH shall be deemed to have warranted in favour of TII that it will be the registered and beneficial owner of its shares which will constitute all of the issued shares in the capital of the company held by it and will be able to give free and unencumbered title thereof to TII or its nominee.

           13.2.5. It is recorded for the sake of clarity and the avoidance of doubt that a reference in this clause 13.2 to a third party is a reference to one third party only and as such for this purpose the singular does not include the plural.

14.   NAME OF THE PURCHASER AND BRANDING

     14.1. The name of the company will, as soon as reasonably possible after signature hereof, be changed to "FRANKLIN TEMPLETON NIB ASSET MANAGEMENT (PROPRIETARY) LIMITED" and the business of the company will be conducted under such name and style as is determined by the board.

     14.2. It is intended that the names of existing FAM group and NIBAM group (as defined in the merger agreement) investment products will remain unchanged for a period of 6 (six) months (or such extended period as may be necessary so as to obtain all relevant regulatory approvals) during which time the board of the company will determine the branding that will apply with effect from the expiry of such 6 (six) month period.

     14.3. If the company or any of its subsidiaries bears or uses any distinctive part of the name or uses any trademarks or trade names or similar devices of the TII group or the NIBH group ("the marks"), and TII or NIBH, as the case may be, disposes of its shares in the company or if any subsidiary ceases to be a subsidiary, it shall be entitled but not obliged to require the company and/or the relevant subsidiary to change its name or cease using the marks within 120 (one hundred and twenty) days of the giving by the shareholder of written notice to that effect to the company (or such extended period as may be necessary so as to obtain all relevant regulatory approvals) and the company shall comply and procure compliance therewith.

     14.4. If any investment products marketed by the company or any of its subsidiaries from time to time bears any distinctive part of the name of the TII group or the NIBH group or bears any of the names reflected in ANNEXURE A hereto (in relation to TII) or ANNEXURE B hereto (in relation to NIBH) or any derivation thereof which resembles such name or employs the marks of or associated with the TII group or the NIBH group, and TII or NIBH, as the case may be, disposes of its shares in the company or if any subsidiary ceases to be a subsidiary, TII or NIBH, as the case may be, shall be entitled but not obliged to require the company and/or the relevant subsidiary to change the name of the relevant investment products and to cease using such marks within 120 (one hundred and twenty) days of the giving of written notice to this effect to the company (or such extended period as may reasonable and necessary in the circumstances) and the company shall comply and procure compliance therewith.

15.   EXCLUSIVITY
     15.1. Subject to clauses 15.2 and 15.3, each of NIBH and TII undertake not, within the territory, whether directly or indirectly, to compete with the business of the company, it being recorded that the TII group will market all its products intended for South African residents through the company. TII undertakes to procure that FR binds itself to the provisions of this clause 15.1. The provisions hereof shall endure for so long as NIBH and TII hold shares in the capital of the company unless agreed otherwise. Notwithstanding the aforegoing the parties agree that should the company decide not to market such products during the term of this agreement, any FR subsidiary will be entitled to market such products in South Africa.

     15.2. It is recorded that NIBH:-

           15.2.1. through QUANTS and otherwise, conducts an asset management business utilising quantitative analyses and hedge fund techniques to manage its funds;

           15.2.2.   through  its  subsidiary   companies  and  other  equity
                     investments conducts or may in the future conduct an asset management business through a multi-manager approach where third party asset managers manage the relevant funds;

           15.2.3.   has  an  equity  interest  in  COMMUNITY   GROWTH  ASSET
                     MANAGEMENT COMPANY (PROPRIETARY) LIMITED, which is a client of NIBAM.

           Nothing herein contained shall be construed as limiting NIBH from:-

           15.2.4. conducting the businesses referred to in clauses 15.2.1 and 15.2.2;

           15.2.5. continuing to hold the equity interest referred to in clause 15.2.3; and

           15.2.6.   acquiring and/or   continuing  to  hold  equity  and  other
                     interests, whether directly or indirectly, in companies (other than those of which it is a holding company as contemplated by the South African Companies Act, Act No. 61 of 1973) which do not at the time of acquisition provide asset management services as part of their business but which subsequently undertake the business of asset management. In such circumstances however NIBH will use reasonable efforts to procure that the assets of the companies in question are placed under management of the company in terms of a service level agreement.

     15.3. It is recorded that TEMPLETON ASSET MANAGEMENT LIMITED ("TAML"), through one or more representative offices, undertakes research activities within the territory. Nothing herein contained shall be construed as limiting TAML from continuing to undertake such research activities within the territory.

     15.4. It is recorded that subsidiaries of FR currently manages non-South African domiciled funds and accounts that invest in South African securities. Nothing herein contained shall be construed as limiting any FR subsidiary from investing in South Africa Securities.

16.   EMPOWERMENT ASSET MANAGEMENT COMPANY

      It is recorded that NIBH has undertaken to introduce an empowerment company to market asset management services, and will use reasonable efforts to ensure that the relevant assets will be managed by the company in terms of a service level agreement.

17.   RESTRUCTURING AND OTHER CHARGES

     17.1. NIBH will fund appropriate loyalty and performance bonuses to certain personnel currently employed by NEDCOR INVESTMENT BANK LIMITED and the company in respect of the business which are estimated to amount to approximately R14 000 000,00 (fourteen million rand) in the aggregate.

     17.2. TII shall bear the costs of termination of any existing employment contract of an employee of the company if such employee had been seconded by the TII group.

     17.3. The company will be responsible for all other costs and charges of and arising from any restructuring that may be undertaken by the company pursuant to the implementation of the merger contemplated by the merger agreement.

18.   LODGING OF SHARES

      In order to ensure compliance with the provisions of this agreement, each shareholder shall be obliged to lodge the share certificates in respect of its shares with KPMG, one of the initial joint auditors of the company, in trust.

19.   CAPITAL AND LOAN ACCOUNTS

     19.1. The amount of funding required from time to time by the company shall be determined by the board of directors of the company but in no event shall the borrowings of the company exceed a debt to equity ratio of 3:1 as determined in accordance with Practice Note 2 issued by SARS on 14 May 1996.

     19.2. All funding required from time to time as determined in accordance with the provisions of clause 19.1, after having regard to such funding as is made available to the company from outside sources, shall be provided on loan account by the shareholders PRO RATA to their respective shareholdings.

     19.3. Save as may be, unanimously otherwise determined in writing by shareholders of the company, shareholders' loan accounts against the company shall be subject to the following terms and conditions, namely -

           19.3.1. subject to clause 19.4, they shall bear interest at Standard Bank's prime lending rate, compounded monthly in arrear. Such interest shall be due and payable monthly in arrear;

           19.3.2. subject to clauses 19.3.3 and 19.3.4 and subject to the availability of funds of the company, they shall be repaid as may unanimously be agreed from time to time between the company and its shareholders;

           19.3.3. they shall in any event be repaid on the granting of any order (whether provisional or final) placing the company under judicial management or in liquidation or on the granting of any final judgement against the company if the company does not satisfy the judgement within 30 (thirty) days after it becomes final;

           19.3.4. all repayments by the company to the shareholders shall be made PRO RATA to their respective loan accounts but to the extent that any shareholder's loan account exceeds its PRO RATA share based on its shareholding in the company such excess shall first be repaid.

     19.4. For so long as funding required by the company as contemplated in this clause 19 is not provided by the shareholders PRO RATA to their respective shareholdings, interest shall accrue and be payable monthly in arrears on the amount by which any shareholder's loan account exceeds such shareholder's PRO RATA share of all loan accounts of shareholders, at the publicly quoted basic rate per annum ruling from time to time at which Standard Bank lends on overdraft plus 2% (two per cent) per annum, compounded monthly in arrear.

     19.5. Nothing herein shall be construed as precluding the NIBH group from providing funding and/or facilities to the company on an arms-length basis which are not and which will not be treated as shareholder claims on loan account against the company.

20.   GOOD FAITH

      Shareholders shall owe to each other a duty of good faith at all times.

21.   RIGHT OF MEMBERS TO INSPECT BOOKS OF THE COMPANY

      The books of account and other books and documents of the company shall be kept at the registered office of the company and, subject to the reasonable restrictions as to the time and manner of inspecting same that may be imposed by a resolution of the members of the company in general meeting, shall be open to inspection of the members during the hours of business.

22. APPLICATION OF THE SHAREHOLDERS' AGREEMENT TO SUBSIDIARIES OF THE COMPANY All provisions of this shareholders' agreement shall apply MUTATIS MUTANDIS to any subsidiaries of the company from time to time.

23.   WHOLE AGREEMENT, NO AMENDMENT

     23.1. This agreement constitutes the whole agreement between the parties relating to the subject matter hereof.

     23.2. No amendment or consensual cancellation of this agreement or any provision or term hereof or of any agreement, bill of exchange or

                                                       Page 45
04515MAM.ACF
ACF/gl/13d/0e/04122000

NEDC6093-078
SHAREHOLDERS AGREEMENT



           other document issued or executed pursuant to or in terms of this agreement and no settlement of any disputes arising under this agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this agreement or of any agreement, bill of exchange or other document issued pursuant to or in terms of this agreement shall be binding unless recorded in a written document signed by the parties (or in the case of an extension of time, waiver or relaxation or suspension, signed by the party granting such extension, waiver or relaxation). Any such extension, waiver or relaxation or suspension which is so given or made shall be strictly construed as relating strictly to the matter in respect whereof it was made or given.

     23.3. No extension of time or waiver or relaxation of any of the provisions or terms of this agreement or any agreement, bill of exchange or other document issued or executed pursuant to or in terms of this agreement, shall operate as an estoppel against any party in respect of its rights under this agreement, nor shall it operate so as to preclude such party thereafter from exercising its rights strictly in accordance with this agreement.

     23.4. To the extent permissible by law no party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

24.   OPERATIONAL ISSUES

      Simultaneously with or as soon as reasonably possible or convenient after signature of this agreement, arrangements shall be concluded between the company and each of TII and NIBH regulating the terms and conditions applicable to the supply of value added services by each of TII and NIBH to the company. Set out in ANNEXURE C hereto are the categories of services that it is intended will be provided by each of TII and NIBH, it being recorded that the provision of such value added services which will involve skills and knowledge transfer is essential to the success of the merged business.

25.   NOTICES

     25.1. The parties choose for all purposes under this agreement,  whether in
           respect   of  court   process,   notices   or  other   documents   or
           communications of whatsoever nature, the following addresses :

           25.1.1.   TII

                     Physical:   c/o Templeton Asset Management Limited
                                 Harrow Court II
                                 Isle of Houghton
                                 Boundary Road
                                 Parktown
                                 2193

                     Postal:     P O Box 87587
                                 Houghton
                                 2041

                     Telefax:    (011) 643-1366
                     US Telefax: (091) 954 847-2229

           25.1.2.   NIBH

                     Physical:   1 Newtown Avenue
                                 Killarney
                                 2193

                     Postal:     P O Box 582
                                 Johannesburg
                                 2000

                     Telefax:    (011) 480-1779/80



           25.1.3.   FRANKLIN TEMPLETON ASSET MANAGEMENT (PROPRIETARY) LIMITED

                     Physical:   c/o Templeton Asset Management Limited
                                 Harrow Court II
                                 Isle of Houghton
                                 Boundary Road
                                 Parktown
                                 2193

                     Postal:     P O Box 87587
                                 Houghton
                                 2041

                     Telefax:    (011) 643-1366



           25.1.4.   TEMPLETON GLOBAL ADVISORS LIMITED

                     Physical:   c/o Templeton Asset Management Limited
                                 Harrow Court II
                                 Isle of Houghton
                                 Boundary Road
                                 Parktown
                                 2193

                     Postal:     P O Box 87587
                                 Houghton
                                 2041

                     Telefax:    (011) 643-1366

     25.2. Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only :-

           25.2.1.   if delivered or given by telefax;

           25.2.2. in the case of a notice or communication to the company, if a copy thereof is also delivered or given by telefax both to NIBH and TII (in the case of TII, by telefax transmission to its US telefax, the number of which appears in clause 25.1.1).

     25.3. Any party may by notice to any other party change it's address to another physical address in South Africa or its telefax number, provided that the change shall become effective VIS-A-VIS that addressee on the 10th (tenth) business day from the receipt of the notice by the addressee.

     25.4. Any notice to a party -

           25.4.1. delivered by hand to a responsible person during ordinary business hours at its chosen physical address shall be deemed to have been received on the day of delivery; or

           25.4.2. sent by telefax to its chosen telefax number stipulated in clause 25.1, shall be deemed to have been received on the date of despatch (unless the contrary is proved).

     25.5. Notwithstanding anything to the contrary herein contained a written notice or communication actually received by a party shall be an adequate written notice or communication to it notwithstanding that it was not sent by telefax to or delivered at its chosen address.

26.   COSTS

      The company will pay the costs of and incidental to the preparation of this agreement.

27.   GOVERNING LAW

     27.1. This agreement shall be governed by and interpreted in accordance with the substantive laws of the Republic of South Africa.

     27.2. Save as otherwise provided herein, the parties submit to the exclusive jurisdiction of the High Court of South Africa.

28.   ARBITRATION

     28.1. Save in respect of those provisions of the agreement which provide for their own remedies which would be incompatible with arbitration, a dispute which arises in regard to -

           28.1.1.   the interpretation of;  or

           28.1.2.   the carrying into effect of;  or

           28.1.3.   any of the parties' rights and  obligations  arising  from;
                     or

           28.1.4. the termination or purported termination of or arising from the termination of; or

           28.1.5.   the rectification or proposed rectification of

           this agreement, or out of or pursuant to this agreement or on any matter which in terms of this agreement requires agreement by the parties, (other than where an interdict is sought or urgent relief may be obtained from a court of competent jurisdiction), shall be submitted to and decided by arbitration.

     28.2. That arbitration shall be held -

           28.2.1. with only the parties and their representatives present thereat;

           28.2.2. at Sandton.

           It is the intention that the arbitration shall, where possible, be held and concluded in 21 (twenty one) working days after it has been demanded. The parties shall use their best endeavours to procure the expeditious completion of the arbitration. The arbitrator shall determine his own rules of procedure and the parties shall be bound thereby.

     28.3. The arbitration shall not be subject to the arbitration legislation for the time being in force in the Republic of South Africa.

     28.4. The arbitrator shall be, if the matter in dispute is principally -

           28.4.1. a legal matter, a practising senior advocate of not less than 5 (five) years standing as such and practising at the Johannesburg or Sandton Bar's, or a senior lawyer (whether or not an attorney as contemplated by the Attorneys Act, No 53 of 1979) of not less than 15 (fifteen) years standing, in either case specialising in commercial law;

           28.4.2. an accounting matter, a practising chartered accountant of not less than 15 (fifteen) years standing;

           28.4.3.   any other  matter,   an  independent   person  agreed  upon
                     between the parties.

           If the parties fail to agree on an arbitrator within 7 (seven) days after the arbitration has been demanded, the arbitrator shall be nominated by the President for the time being of the Law Society of the Transvaal (or its successor-in-Gauteng). If the parties fail to agree whether the dispute is of a legal, accounting or other nature within the said 7 (seven) day period, it shall be considered a matter referred to in clause 28.4.3.

     28.5. The parties shall keep the evidence in the arbitration proceedings and any order made by any arbitrator confidential unless otherwise contemplated herein.

     28.6. The arbitrator shall be obliged to give his award in writing fully supported by reasons. The arbitrator shall make an award as to costs which shall be paid accordingly, it being agreed that the arbitrator shall, in making any costs award in favour of the TII group, take cognisance of the costs that may necessarily have been incurred by the TII group in non-South African residents attending the arbitration proceedings and/or the preparation therefor.

     28.7. The provisions of this clause are severable from the rest of this agreement and shall remain in effect even if this agreement is terminated for any reason.

     28.8. The arbitrator shall have the power to give default judgment if any party fails to make submissions on due date and/or fails to appear at the arbitration.

SIGNED by the parties and witnessed on the following dates and at the following places respectively:

DATE            PLACE             WITNESS                SIGNATURE

                                          For:        TEMPLETON INTERNATIONAL,
                                                      INC.
                                1.
August 2000    Johannesburg                          /s/ Charles E. Johnson
                                                      ----------------------
                                2.

DATE            PLACE             WITNESS                SIGNATURE

                                          For:        NEDCOR INVESTMENT BANK
                                                      HOLDINGS LIMITED
           1.
August 2000    Johannesburg                          /s/ Izak Botha
           2.                                        ---------------


                                          For:        FRANKLIN TEMPLETON ASSET
                                                      MANAGEMENT (PROPRIETARY)
                                                      LIMITED
           1.
August 2000    Johannesburg                          /s/ Charles E. Johnson
                                                     -----------------------
           2.

                                          For:        TEMPLETON GLOBAL ADVISERS
                                                      LIMITED

August 2000    Johannesburg                          /s/ Charles E. Johnson
                                                     -----------------------
           1.

           2.

                 ANNEXURE A - TII GROUP NAMES

                 ANNEXURE B - NIBH GROUP NAMES

1.    Nedcor
2.    NIB
3.    NIBH
4.    Life Time Wealth Creator
5.    Prime Select
6.    Quants
7.    Woolworths (Trust Fund)

              ANNEXURE C - CATEGORIES OF SERVICES